UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, NW
Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 29, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	February 29, 2008
Fundamental Equity International Funds
Asia Equity Concentrated International Equity International Small Cap Japanese Equity

Goldman Sachs Fundamental Equity
International Funds

■	GOLDMAN SACHS ASIA EQUITY

■	GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY

■	GOLDMAN SACHS INTERNATIONAL SMALL CAP

■	GOLDMAN SACHS JAPANESE EQUITY
TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Letters to Shareholders and Performance Summaries	3
Schedules of Investments	19
Financial Statements	30
Notes to the Financial Statements	34
Financial Highlights	48
Other Information	56

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS
Principal Investment Strategies and Risks
This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.
The Asia Equity Fund invests primarily in a diversified portfolio of equity investments in Asian issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund concentrates its investments in Asian issuers, the Fund is subject to greater risk of loss as a result of Asian economic, market, political and local risks than a fund that is more geographically diversified. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.
The Concentrated International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund may concentrate its investments in specific countries or regions, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries or regions. The Fund may engage in foreign currency transactions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.
The International Small Cap Fund invests primarily in a diversified portfolio of equity investments in non-U.S. small-cap companies. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.
The Japanese Equity Fund invests primarily in a diversified portfolio of equity investments in Japanese issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund concentrates its investments in Japanese issuers, the Fund is subject to greater risk of loss as a result of Japanese economic, market, political and local risks than a fund that is more geographically diversified. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS
What Differentiates Goldman Sachs’
International Equity Investment Process?
Goldman Sachs’ International Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection performed by research teams working together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify their best investment ideas.

■ Fundamental research teams based in the United Kingdom, United States, Japan, Singapore, China, India and Korea focusing on long-term business and management quality

■  Analysts collaborate regularly to leverage regional and industry-specific research and insights

■  Global perspective is informed by local market expertise

■  A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

■  Team of experienced portfolio managers is regionally aligned and has sector expertise

■  Team leverages the research of the approximately 48 regional investment professionals

■  Decision making process is informed by active participation in the global research process

■  Security selections are aligned with level of investment conviction

■  Risk monitoring considers whether investment and other risks to the Funds are intended and justified

■  Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

               International equity portfolios that strive to offer:

                        ■ Access to markets across the world

                        ■ Disciplined approach to stock selection

■ Optimal risk/return profiles

PORTFOLIO RESULTS
Asia Equity Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Asia Equity Fund (the “Fund”) during the six-month reporting period that ended February 29, 2008.
  Performance Review

Over the six-month period that ended February 29, 2008, the Fund’s Class A, B, C and Institutional Shares generated cumulative total returns, without sales charges, of 0.92%, 0.47%, 0.51% and 1.05%, respectively. These returns compare to the 2.41% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Asia ex-Japan Index (unhedged, with dividends reinvested), over the same time period.

While the Fund generated a positive return during the reporting period, it underperformed its benchmark. Investments in Hong Kong were the largest detractor from performance. In addition, stock selection within the Consumer Discretionary sector and our allocations within the Financials and Materials sectors were negative contributors to relative performance. In contrast, strong country selection benefited the Fund, as did our exposure to the Industrials and Energy sectors in China and the Financials sector in India.

In terms of underperformers, weak stock selection in Hong Kong detracted from performance. In terms of sectors, our exposure to Consumer Discretionary stocks was a significant laggard, dragged down by apparel retailer Esprit Holdings and watchmaker Peace Mark Holdings. Concerns of further monetary tightening by the People’s Bank of China and renewed fears of a possible U.S. recession triggered by the U.S. subprime mortgage market negatively impacted Hong Kong luxury retailers. We believe investors became increasingly worried that a possible global economic slowdown could significantly impact these companies’ earnings. Nevertheless, we continue to believe that the fundamentals of the luxury retailers remain intact and are positioned to benefit as Hong Kong continues its economic growth.

Our sector allocation in Hong Kong was another detractor from performance. Within the Financials sector, the strong Hong Kong economy and negative real interest rates environment proved to be a rallying point for real estate stocks, hurting our underweight position within that sub-sector. Additionally, our overweight in the Materials sector hurt performance as the sector was weak. In particular, our holding in China Grand Forestry was a significant underperformer, as increased concerns about a global economic slowdown impacted the stock further. We have sold out of the stock.

The Fund’s exposure in China was the largest positive contributor to performance. Within the Industrials sector, China COSCO Holdings was a significant positive contributor to performance (see “Portfolio Highlights” for details). Additionally, rising coal and crude oil prices were key performance drivers for oil and coal producers, as they benefited from China’s strong energy demand. Examples of Fund holdings that performed well included CNOOC and China Shenhua Energy, China’s domestic oil and coal producers, respectively.

The Fund also benefited from its holdings in India, in particular, due to strong performance in the Financials sector. For example, Infrastructure Development Finance (IDFC), a state-run project financing firm, benefited from a benign credit environment, while the initial public offering (IPO) of brokerage firm Edelweiss Capital significantly boosted the

PORTFOLIO RESULTS

valuation of brokerage companies. This, in turn, had a positive impact on SSKI, a brokerage subsidiary owned by IDFC. The positive influence on brokerage firms also benefited the brokerage arm of Indiabulls Financial Services, a company held by the Fund. The firm benefited from an announcement to enter into a joint venture with MMTC to set up a commodity exchange, raising the earnings outlook for the firm.
  Portfolio Composition

As of February 29, 2008, the Fund was overweight in Indonesia, Pakistan, Singapore and Thailand and underweight in Hong Kong, India, China and Korea.
  Portfolio Highlights

Although the Fund underperformed its benchmark over the reporting period, there were a number of holdings that enhanced results, including the following:

■	China COSCO Holdings — COSCO Holdings, operator of one of the world’s 10 largest container fleets and a leading freight forwarder and shipping agent in China, was the top positive contributor to performance. Prior to the major global equity market sell-off in November, we had decided to trim our position in the stock. The stock had been a significant positive contributor to the Fund’s performance, as a combination of Qualified Domestic Institutional Investor (QDII) fund flows, asset injections and a recovery in freight rates lifted the stock price. The shipping firm’s shares also surged after it announced its relatively more expensive onshore China listing, increasing the attractiveness of the offshore stock, which we own in the Fund.

■	High Tech Computer Corp. — Taiwan’s High Tech Computer Corp. is the world’s largest producer, by volume, of handsets based on the Microsoft Windows operating system. Its shares rose on strong demand in personal digital assistants, while the successful negotiation with its suppliers and management’s strong guidance for the first quarter of 2008 raised the firm’s profitability outlook.

■	Astra International, Inc. — Indonesia’s Astra International is the world’s largest auto retailer by market value. The firm had experienced fierce competition in the first half of 2007, with its rivals offering promotions in a bid to capture market share. As the promotions started to expire during the second half of the year, the firm’s business started to recover. In addition, the firm’s four wheeler business continues to perform well, while it also benefited from its investment in palm oil plantations, which have gained in value due to rising crude palm oil prices.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Equity Team

March 13, 2008

FUND BASICS
Asia Equity Fund
as of February 29, 2008
PERFORMANCE REVIEW

	Fund Total Return	MSCI AC Asia ex-Japan
September 1, 2007-February 29, 2008	(based on NAV)[1]	Index (unhedged)[2]

Class A	0.92%	2.41%
Class B	0.47	2.41
Class C	0.51	2.41
Institutional	1.05	2.41

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged MSCI All Country Asia ex-Japan Index (unhedged, with dividends reinvested) is a market capitalization-weighted composite of securities in 11 Asian countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/07	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	29.08%	24.98%	9.52%	4.15%	7/8/94
Class B	30.42	25.36	9.52	2.71	5/1/96
Class C	34.56	25.52	9.45	3.94	8/15/97
Institutional	37.14	27.07	10.83	4.23	2/2/96

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.60%	1.80%
Class B	2.35	2.55
Class C	2.35	2.55
Institutional	1.20	1.40

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
TOP TEN HOLDINGS AS OF 2/29/08[5]

	% of
Holding	Net Assets	Line of Business	Country

China Mobile Ltd.	4.9%	Telecommunication Services	Hong Kong

CNOOC HKD	3.1	Energy	Hong Kong

HON HAI Precision Industry Co. Ltd.	2.9	Technology Hardware & Equipment	Taiwan

High Tech Computer Corp.	2.9	Technology Hardware & Equipment	Taiwan

Taiwan Semiconductor Manufacturing Co. Ltd.	2.8	Semiconductors and Semiconductor Equipment	Taiwan

Esprit Holdings Ltd.	2.6	Retailing	Hong Kong

LG Electronics Inc.	2.5	Consumer Durables & Apparel	South Korea

Henderson Land	2.4	Real Estate	Hong Kong

China Shenhua Energy Co.	2.3	Energy	China

Hana Financial Group, Inc.	2.3	Banks	South Korea

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS
Concentrated International Equity Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Concentrated International Equity Fund (the “Fund”) during the six-month reporting period that ended February 29, 2008.
  Performance Review

Over the six-month period that ended February 29, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of -7.11%, -7.49%, -7.45%, -6.91% and -7.17%, respectively. These returns compare to the -4.61% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (unhedged, with dividends reinvested), over the same time period.

During the reporting period, the Fund underperformed its benchmark in a challenging equity market environment. Weak stock selection in the Industrials, Materials and Consumer Staples sectors detracted from relative performance. In contrast, strong stock selection in the Healthcare, Information Technology and Financials sectors were positive contributors to relative performance.

Aker Kvaerner, an Norwegian company oil services company, was the leading detractor from performance as oil services companies, where the portfolio is overweight relative to oil producers, performed poorly during the period. Shares of Aker Kvaerner fell after it reported that revenue would be flat in 2008 due to the completion of two large-scale gas projects in Norway. While we eliminated the position in the Fund during the reporting period, we generally maintained our overweight position in European oil services companies, as we believe the rising costs of oil extraction will give these companies a sustained pricing advantage.

Japan’s JFE Holdings, the world’s third largest steel maker, also detracted from performance. Its shares declined after announcing disappointing earnings as a result of significantly higher freight charges and higher costs for raw materials including nickel, iron ore and manganese. Price negotiations for key raw materials have weighed on the shares over the past few months, but demand for high quality steel remains strong. As such, we believe that JFE faces improving fundamentals and its investor-focused free cash flow strategy also makes it unique among Japanese corporations.
  Portfolio Composition

Our intensive research culture and strong commitment to on-the-ground research resources are captured in our portfolios through a disciplined investment process. This results in highly focused portfolios comprising our most compelling individual stock ideas. We allocate capital based on the risk/reward characteristics of each idea and its interaction with other stocks within the portfolio. This ensures that our portfolios are driven by our bottom-up view on individual stocks, hence, are reflective of our best ideas. Stock selection has led to overweight positions in the Consumer Staples, Healthcare and Telecommunication Services sectors and underweight positions in the Utilities, Consumer Discretionary and Industrials sectors.

PORTFOLIO RESULTS
  Portfolio Highlights

Although the Fund underperformed its benchmark over the reporting period, there were a number of holdings that enhanced results, including the following:

■	Vale — Vale, a global diversified mining company based in Brazil, was the leading positive contributor to performance during the reporting period as its stock moved sharply higher due to higher iron-ore prices. The company has recently expanded into mining nickel and copper with the acquisition of Inco and has announced plans for large scale, long-term growth for its iron ore business. We eliminated the holding as it reached our price target.

■	Invesco — Invesco, a UK asset manager, was a positive contributor to performance. Its shares rallied after the company moved its primary stock listing from the UK to the U.S., where asset management firms trade at a significant premium to their UK peers. We eliminated the holding as it reached our price target. Within the Financials sector, we also benefited from not owning any of the financial firms severely impacted by the credit crisis.

■	Gazprom — Gazprom, Russia’s state-owned natural gas producer and the world’s biggest gas company, performed strongly due to strong global demand for energy and soaring oil prices. We continue to see value in Gazprom, as it produces the energy equivalent of about 10 million barrels of oil a day, more than Saudi Arabia, the world’s biggest oil producer. In addition, we believe that Gazprom still has an attractive valuation compared to other energy companies.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Equity Team

March 13, 2008

FUND BASICS
Concentrated International Equity Fund
as of February 29, 2008
PERFORMANCE REVIEW

	Fund Total Return	MSCI EAFE Index
September 1, 2007-February 29, 2008	(based on NAV)[1]	(unhedged)[2]

Class A	-7.11%	-4.61%
Class B	-7.49	-4.61
Class C	-7.45	-4.61
Institutional	-6.91	-4.61
Service	-7.17	-4.61

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The MSCI EAFE Index (unhedged with dividends reinvested) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/07	One Year	Five Years	Ten Years	Since Inception		Inception Date

Class A	1.30%	16.22%	5.84%	7.45%		12/1/92
Class B	1.38	16.52	5.80	5.84		5/1/96
Class C	5.37	16.76	5.81	4.67		8/15/97
Institutional	7.63	18.09	7.03	7.66		2/7/96
Service	7.10	17.51	6.50	7.91	[4]	12/1/92[4]

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
[4]	Performance data for Service Shares prior to 3/6/96 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Concentrated International Equity Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares, which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.54%	1.54%
Class B	2.29	2.29
Class C	2.29	2.29
Institutional	1.14	1.14
Service	1.64	1.64

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
TOP TEN HOLDINGS AS OF 2/29/08[6]

	% of
Holding	Net Assets	Line of Business	Country

Roche Holding AG	3.8%	Pharmaceuticals, Biotechnology	Switzerland
InBev NV	3.6	Food, Beverage & Tobacco	Belgium
Sun Hung Kai Properties Ltd.	3.4	Real Estate	Hong Kong
BHP Billiton Ltd.	3.3	Materials	Australia
Vodafone Group PLC	3.2	Telecommunication Services	United Kingdom
Merck KGAA	3.2	Pharmaceuticals, Biotechnology	Germany
Tesco PLC	2.9	Food & Staples Retailing	United Kingdom
Carrefour SA	2.7	Food & Staples Retailing	France
DBS Group Holdings Ltd.	2.6	Banks	Singapore
SAP AG	2.6	Software & Services	Germany

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS
International Small Cap Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs International Small Cap Fund (the “Fund”) during the six-month reporting period that ended February 29, 2008.
  Performance Review

Over the six-month period that ended February 29, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of -13.83%, -14.14%, -14.12%, -13.63% and -13.82%, respectively. These returns compare to the -7.30% cumulative total return of the Fund’s benchmark, the S&P/ Citigroup EMI World ex-US Index (gross) over the same time period.

The Fund experienced weakness along with the overall market and underperformed its benchmark during the six month reporting period. Bottom-up stock selection, the driver of our disciplined investment process, suffered in a market adversely affected by sell-offs across sectors, increased volatility and investor risk aversion. Stock selection, particularly within the Consumer Discretionary, Financials and Energy sectors, detracted from relative performance. In addition, overall underweight positioning within the Utilities and Materials sectors hindered the Fund’s relative performance. The Fund also suffered as investor risk aversion, coupled with large outflows from mid- and small-cap funds in response to the continued market woes, negatively impacted small-cap stocks in general.

The shares of Challenger Financial Services Group, an Australian-based financial services provider, was the leading detractor from relative performance during the period. As an asset and mortgage manager, the company’s shares were negatively impacted by the wider financial market turmoil. In particular, escalating subprime concerns emanating from the U.S. resulted in significantly higher volatility, an intensifying credit crisis and tighter liquidity.

At the stock level, our holding in UK-based Taylor Wimpey, a homebuilder with exposure to both the UK and U.S. markets, was among the leading detractors from performance. The recent financial turbulence negatively impacted homes sales rates in the UK. In addition, consumer confidence levels remained low amid the continued turmoil in the U.S. mortgage industry. After reviewing our position in the stock, we exercised our sell discipline and sold out of the holding during the period.

Rodriguez Group, a French luxury motor yacht maker, fell after the company announced that sales declined in its fiscal year ended September 30, 2007, driven mainly by a decrease in the second-hand boats division. Conversely, the company’s services division continued its strong growth momentum. The company’s buy-back commitments on second-hand boats should start to tail off as the company looks to reduce its exposure to this activity.
  Portfolio Composition

Bottom-up stock selection is the driver of our disciplined fundamental investment process. The portfolio adheres to a strict valuation policy seeking to identify small-cap companies that display good growth characteristics and positive earnings momentum with plenty of valuation support. These companies are often led by incentivised management teams, while operating in clear and defensible market niches and are well-positioned to benefit from structural change in the marketplace. The team also frequently explores corporate restructuring opportunities where companies are able to generate organic profit growth irrespective of external market influences. This philosophy is employed on a stock-by-stock

PORTFOLIO RESULTS

basis to make active bets and drive excess relative returns in the portfolio over the long term. At the end of the reporting period, the Fund was overweight in the Healthcare, Industrials and Telecommunication Services sectors and underweight in the Materials, Consumer Staples, Financials and Utilities sectors.
  Portfolio Highlights

Although the Fund underperformed its benchmark over the reporting period, there were a number of holdings that enhanced results, including the following:

■	Indiabulls Financials Services — Indiabulls Financials Services was the leading positive contributor to performance during the reporting period. The commercial bank has a powerful business franchise and subsidiaries that are gaining market share in structurally growing market segments. The company benefited from an announcement to enter into a joint venture to set up a commodity exchange, raising the earnings outlook for the firm. The stock also benefited from the initial public offering (IPO) of a brokerage firm that significantly boosted the valuations of brokerage companies in general.

■	Eurasian Natural Resources Corp. — Eurasian Natural Resources Corp., a mining and refining company, was among the leading stock contributors to performance. Its share rose on speculation that prices of ferrochrome would rise due to the power cuts in South Africa, which accounts for 40% of global output of ferrochrome. In addition, the company benefited from rising prices of iron ore, from which it derives 30% of its revenues.

■	Curanum Bonifatius — Curanum Bonifatius, a German senior nursing home company, contributed positively to performance. Its share price rose as the company benefited from a number of activist shareholders identifying value in the company and acquiring significant stakes in the firm during the period.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Equity Team

March 13, 2008

FUND BASICS
International Small Cap Fund
as of February 29, 2008
PERFORMANCE REVIEW

	Fund Total Return	S&P/Citigroup EMI
September 1, 2007-February 29, 2008	(based on NAV)[1]	World ex-US Index (gross)[2]

Class A	-13.83%	-7.30%

Class B	-14.14	-7.30

Class C	-14.12	-7.30

Institutional	-13.63	-7.30

Service	-13.82	-7.30

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P/ Citigroup EMI World ex-US Index (gross) covers the smallest 20% of companies, ranked by total market capitalization, which first qualify for inclusion in the country index. This includes approximately 4,280 securities from 24 developed markets with a general regional allocation of 61% Europe, 21% Japan, 11% Australasia and 7% North America. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/07	One Year	Five Years	Since Inception	Inception Date

Class A	-5.86%	21.83%	8.39%	5/1/98

Class B	-6.09	22.16	8.41	5/1/98

Class C	-2.12	22.36	8.40	5/1/98

Institutional	0.02	23.78	9.63	5/1/98

Service	-0.49	23.15	9.07	5/1/98

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.64%	1.76%
Class B	2.39	2.51
Class C	2.39	2.51
Institutional	1.24	1.36
Service	1.74	1.86

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
TOP TEN HOLDINGS AS OF 2/29/08[5]

	% of
Holding	Net Assets	Line of Business	Country

Indra Sistemas SA	2.0%	Software & Services	Spain
Ipsen	1.6	Pharmaceuticals, Biotechnology	France

Macquarie International Infrastructure Fund Ltd.	1.5	Diversified Financials	Singapore
Bilfinger Berger AG	1.4	Capital Goods	Germany
Indiabulls Real Estate Ltd.	1.4	Real Estate	India
Suntec Real Estate Investment Trust	1.4	Real Estate	Singapore
Genus PLC	1.3	Pharmaceuticals, Biotechnology	United Kingdom
CVS Group PLC	1.3	Health Care Equipment & Services	United Kingdom
Merck KGAA	1.3	Pharmaceuticals, Biotechnology	Germany
Safilo Group SpA	1.3	Consumer Durables & Apparel	Italy

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

PORTFOLIO RESULTS
Japanese Equity Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Japanese Equity Fund (the “Fund”) during the six-month reporting period that ended February 29, 2008.
  Performance Review

Over the six-month period that ended February 29, 2008, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of -8.04%, -8.36%, -8.39%, -7.88% and -8.12%, respectively. These returns compare to the -7.73% cumulative total return of the Fund’s benchmark, the Tokyo Price Index (“TOPIX”) (unhedged, with dividends reinvested), over the same time period.

During the reporting period, the Fund experienced weakness along with the overall Japanese equity market and underperformed its benchmark. During the six-month period, stock selection in Land Transport, Real Estate and Miscellaneous Finance were negative contributors to relative performance. In contrast, stock selection in Retail, Steel Products and Electrical Machinery contributed positively to relative performance.

An example of a stock that detracted from relative performance was Nippon Mining Holdings, a company comprised of petroleum, non-ferrous metals and electronic materials businesses in Japan. The company had reduced its outlook for its fiscal year due to pressures from rising oil prices and lower copper smelting margins. We sold out of Nippon Mining during the reporting period as the risk/reward profile was less attractive. NTT Urban Development, a real estate company, traded down as the overall real estate sector declined due to downward revisions in mid- and small-cap real estate companies. Weak condominium sales and delays in the delivery of sold buildings triggered these revisions. Despite this setback, we continue to like this name given its longer term prospects. Nihon Dempa Kogyo was also among the detractors from performance as it experienced weaker sales and increased competition. We sold out of the holding as its risk/reward profile became less attractive.

Among the Fund’s top positive contributors to performance were Hitachi Metals, Fast Retailing and Sony Financial Holdings (see “Portfolio Highlights” for additional information on these holdings).
  Sector Allocation

In managing the Fund, we seek to generate above-average returns over time through careful bottom-up stock selection based on extensive, firsthand fundamental research and a long-term investment horizon. Given this process, the Fund’s sector weightings are the by-product of individual stock holdings rather than sector-based decisions. As of February 29, 2008, the Fund held overweight positions in Non-ferrous Metal, Glass & Ceramics and Retail Trade companies. Conversely, it had underweight positions in Foods, Other Products and Maritime Transport.

PORTFOLIO RESULTS
  Portfolio Highlights

There were a number of holdings that enhanced results during the reporting period, including the following:

■	Hitachi Metals — The company reported good earnings results throughout the reporting period due to strong sales growth in rare-earth magnets and amorphous alloys. Demand for these products is growing rapidly in response to the strict regulation of greenhouse gas emission and rising energy costs.

■	Fast Retailing — Fast Retailing contributed to performance during the reporting period. The company reported positive results, led by strong sales growth in winter clothes.

■	Sony Financial Holdings — Sony Financial Holdings has been a solid performer. Financials stocks have performed poorly due to issues related to the subprime mortgage market, which has caused huge write-downs and an expectation of lost revenues in the future. Sony Financial benefited by having no subprime exposure and has an extremely defensive asset portfolio.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Global Equity Team

March 13, 2008

FUND BASICS
Japanese Equity Fund
as of February 29, 2008
PERFORMANCE REVIEW

	Fund Total Return	TOPIX
September 1, 2007-February 29, 2008	(based on NAV)[1]	(unhedged)[2]

Class A	-8.04%	-7.73%
Class B	-8.36	-7.73
Class C	-8.39	-7.73
Institutional	-7.88	-7.73
Service	-8.12	-7.73

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The TOPIX (unhedged, with dividends reinvested) is an unmanaged composite of all stocks on the first section of the Tokyo Stock Exchange. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/07	One Year	Five Years	Since Inception	Inception Date

Class A	-11.97%	9.62%	2.79%	5/1/98
Class B	-12.16	9.76	2.78	5/1/98
Class C	-8.48	10.06	2.78	5/1/98
Institutional	-6.46	11.33	3.94	5/1/98
Service	-7.04	10.90	3.49	5/1/98

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.55%	2.00%
Class B	2.30	2.75
Class C	2.30	2.75
Institutional	1.15	1.60
Service	1.65	2.10

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.
TOP TEN HOLDINGS AS OF 2/29/08[5]

Holding	% of Net Assets	Line of Business

Toyota Motor Corp.	6.5%	Automobiles & Components
Sumitomo Mitsui Financial Group Inc.	3.4	Banks
Mitsubishi UFJ Financial Group Inc.	3.4	Banks
Mitsui & Co. Ltd.	2.9	Capital Goods
Nippon Telegraph & Telephone Corp.	2.8	Telecommunication Services
Mitsubishi Corp.	2.8	Capital Goods
Takeda Pharmaceutical Co. Ltd.	2.6	Pharmaceuticals, Biotechnology
Denso Corp.	2.5	Automobiles & Components
Osaka Gas Co. Ltd.	2.4	Utilities
Central Japan Railway Co.	2.4	Transportation

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

GOLDMAN SACHS ASIA EQUITY FUND
Schedule of Investments
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – 98.7%

China – 7.7%
3,815,000	China Construction Bank Corp. Class H (Banks)	$2,890,458
975,125	China COSCO Holdings Co. Ltd. Class H (Transportation)	2,839,382
1,137,000	China Merchants Bank Co. Ltd. Class H (Banks)	3,946,860
935,000	China Shenhua Energy Co. Ltd. Class H (Energy)	4,762,521
1,522,500	Fosun International* (Materials)	1,181,054

		15,620,275

Hong Kong – 23.7%
597,000	China Insurance International Holdings Co. Ltd.* (Insurance)	1,543,589
722,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	1,947,469
670,000	China Mobile Ltd. (Telecommunication Services)	10,032,002
675,000	China Netcom Group Corp. Hong Kong Ltd. (Telecommunication Services)	2,080,807
1,676,000	China Overseas Land & Investment Ltd. (Real Estate)	3,246,033
3,850,000	CNOOC Ltd. (Energy)	6,393,874
427,200	Esprit Holdings Ltd. (Retailing)	5,368,634
621,500	Henderson Land Development Co. Ltd. (Real Estate)	4,825,195
2,080,000	Huabao International Holdings Ltd. (Retailing)	1,764,817
367,500	Kerry Properties Ltd. (Real Estate)	2,455,329
1,663,000	Pacific Basin Shipping Ltd. (Transportation)	2,755,661
2,342,000	Peace Mark Holdings Ltd. (Consumer Durables & Apparel)	2,612,166
5,350,000	Shougang Concord International Enterprises Co. Ltd. (Materials)	1,527,596
2,072,000	Xinyi Glass Holdings Co. Ltd. (Automobiles & Components)	1,786,583

		48,339,755

India – 11.0%
174,672	Axis Bank Ltd. (Banks)	4,388,949
307,192	GMR Infrastructure Ltd.* (Capital Goods)	1,323,470
869,621	GVK Power & Infrastructure Ltd.* (Utilities)	1,073,916
172,018	Indiabulls Financial Services Ltd. (Diversified Financials)	2,581,503
158,673	Indiabulls Real Estate Ltd.* (Real Estate)	2,477,810
177,407	Indiabulls Securities Ltd.(a) (Diversified Financials)	1,170,669
821,949	Infrastructure Development Finance Co. Ltd. (Diversified Financials)	3,949,643
54,481	Jindal Steel & Power Ltd. (Materials)	3,079,977
38,303	Reliance Industries Ltd. (Energy)	2,335,209

		22,381,146

Indonesia – 6.8%
1,408,500	PT Astra International Tbk (Automobiles & Components)	4,226,212
7,270,000	PT Bank Mandiri Persero Tbk (Banks)	2,551,589
3,277,000	PT Bank Rakyat Indonesia (Banks)	2,543,897
5,308,000	PT Medco Energi Internasional Tbk (Energy)	2,346,600
2,022,000	PT Telekomunikasi Indonesia Tbk (Telecommunication Services)	2,140,403

		13,808,701

Malaysia – 2.4%
811,000	Bumiputra-Commerce Holdings Berhad (Banks)	2,629,741
1,973,000	Resorts World Berhad (Consumer Services)	2,281,938

		4,911,679

Pakistan – 1.6%
456,757	MCB Bank Ltd. (Banks)	3,172,177

Philippines – 0.7%
5,467,900	Robinsons Land Corp. (Real Estate)	1,528,049

Singapore – 7.6%
881,000	Cosco Corp. (Singapore) Ltd. (Transportation)	2,499,390
1,086,000	Hyflux Ltd. (Capital Goods)	2,529,167
4,192,000	Macquarie International Infrastructure Fund Ltd. (Diversified Financials)	2,671,274
1,390,000	Olam International Ltd. (Food & Staples Retailing)	2,528,923
245,000	Singapore Exchange Ltd. (Diversified Financials)	1,425,568
298,003	United Overseas Bank Ltd. (Banks)	3,778,461

		15,432,783

South Korea – 17.3%
73,120	Daewoo Shipbuilding & Marine Engineering Co. Ltd.* (Capital Goods)	2,881,528
44,030	Dongkuk Steel Mill Co. Ltd. (Materials)	1,969,549
106,093	Hana Financial Group, Inc. (Banks)	4,707,664
32,523	Kookmin Bank (Banks)	2,004,379
188,530	Korea Exchange Bank (Banks)	2,636,382

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND
Schedule of Investments (continued)
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

South Korea – (continued)
176,300	Korean Reinsurance Co. (Insurance)	$1,814,056
47,400	LG Electronics, Inc. (Consumer Durables & Apparel)	5,105,146
3,144	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,842,925
5,960	Samsung Electronics Co. Ltd. Preference Shares (Semiconductors & Semiconductor Equipment)	2,558,512
36,400	Samsung Engineering Co. Ltd. (Capital Goods)	3,798,793
24,266	SK Energy Co. Ltd. (Energy)	3,294,671
28,891	Taewoong Co. Ltd. (Capital Goods)	2,534,544

		35,148,149

Taiwan – 16.4%
1,787,189	AU Optronics Corp. (Technology Hardware & Equipment)	3,408,864
3,766,000	Chinatrust Financial Holding Co. Ltd.* (Banks)	3,366,837
1,620,774	CHIPBOND Technology Corp. (Semiconductors & Semiconductor Equipment)	1,631,080
281,800	High Tech Computer Corp. (Technology Hardware & Equipment)	5,817,398
989,957	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	5,906,203
357,075	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	4,004,780
237,850	Richtek Technology Corp. (Semiconductors & Semiconductor Equipment)	2,098,767
2,876,956	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	5,620,259
1,400,220	Zyxel Communications Corp. (Technology Hardware & Equipment)	1,525,973

		33,380,161

Thailand – 3.5%
1,077,200	Siam Commercial Bank PCL (Banks)	2,952,488
1,709,700	Thai Oil PCL (Energy)	4,227,642

		7,180,130

TOTAL COMMON STOCKS
(Cost $166,937,422)		$200,903,005

Expiration
Units	Description	Month	Value
Right* – 0.0%

Thailand – 0.0%
198,411	True Corp. PCL(a) (Telecommunication Services)	04/08	$—
(Cost $0)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 1.9%

JPMorgan Chase Euro – Time Deposit
$3,763,360	3.009%	03/03/08	$3,763,360
(Cost $3,763,360)

TOTAL INVESTMENTS – 100.6%
(Cost $170,700,782)			$204,666,365

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%			(1,199,149)

NET ASSETS – 100.0%			$203,467,216

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,170,669, which represents approximately 0.6% of net assets as of February 29, 2008.

As a % of
Net Assets
Investments Industry Classifications†

Automobiles & Components	3.0%
Banks	20.4
Capital Goods	6.4
Consumer Durables & Apparel	3.8
Consumer Services	1.1
Diversified Financials	5.8
Energy	11.5
Food & Staples Retailing	1.2
Food, Beverage & Tobacco	1.0
Insurance	1.7
Materials	3.8
Real Estate	7.1
Retailing	3.5
Semiconductors & Semiconductor Equipment	8.7
Short-term Investment	1.9
Technology Hardware & Equipment	8.2
Telecommunication Services	7.0
Transportation	4.0
Utilities	0.5

TOTAL INVESTMENTS	100.6%

†	Industry concentrations greater than one-tenth of one percent are disclosed.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND
Schedule of Investments
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – 96.4%

Australia – 5.1%
483,742	BHP Billiton Ltd. (Materials)	$17,503,126
198,282	Macquarie Group Ltd. (Diversified Financials)	9,902,282

		27,405,408

Belgium – 3.5%
211,544	InBev NV(a) (Food, Beverage & Tobacco)	19,119,593

Cyprus – 2.2%
680,334	ProSafe SE(a) (Energy)	11,653,187

France – 13.2%
136,140	BNP Paribas (Banks)	12,170,908
202,956	Carrefour SA (Food & Staples Retailing)	14,273,074
101,938	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	6,171,252
51,165	Lafarge SA (Materials)	8,844,940
101,433	Renault SA (Automobiles & Components)	10,837,759
87,185	Technip SA (Energy)	7,117,531
141,105	Total SA (Energy)	10,625,772

		70,041,236

Germany – 11.1%
70,530	Bilfinger Berger AG (Capital Goods)	5,605,921
134,267	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	16,721,175
136,108	Rheinmetall AG (Capital Goods)	9,491,563
287,454	SAP AG (Software & Services)	13,753,361
101,989	Siemens AG (Registered) (Capital Goods)	13,132,117

		58,704,137

Hong Kong – 5.1%
605,000	China Mobile Ltd. (Telecommunication Services)	9,058,748
1,037,000	Sun Hung Kai Properties Ltd. (Real Estate)	18,071,236

		27,129,984

India – 1.0%
242,048	Indiabulls Financial Services Ltd. (Diversified Financials)	3,632,455
277,891	Indiabulls Securities Ltd.(b) (Diversified Financials)	1,833,740

		5,466,195

Italy – 1.9%
1,338,815	UniCredito Italiano SpA (Banks)	9,849,441

Japan – 16.0%
949,000	Asahi Glass Co. Ltd. (Capital Goods)	10,809,031
168,600	JFE Holdings, Inc. (Materials)	7,512,442
546,000	Matsushita Electric Industrial Co. Ltd. (Consumer Durables & Apparel)	11,499,524
317,000	Mitsubishi Estate Co. Ltd. (Real Estate)	7,725,443
725,600	Nomura Holdings, Inc. (Diversified Financials)	11,394,569
479,600	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	11,925,383
894,400	Sumitomo Electric Industries Ltd. (Capital Goods)	13,235,345
190,500	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	10,629,715

		84,731,452

Luxembourg – 1.0%
49,775	Millicom International Cellular SA SDR*(a) (Telecommunication Services)	5,455,348

Mexico – 2.6%
379,038	Wal-Mart de Mexico SAB de CV Series C ADR‡ (Food & Staples Retailing)	13,702,224

Netherlands – 4.7%
828,460	Aegon NV (Insurance)	12,372,583
171,656	Akzo Nobel NV (Materials)	12,587,175

		24,959,758

Norway – 0.5%
81,955	Schibsted ASA (Media)	2,578,920

Russia – 4.2%
249,654	OAO Gazprom ADR‡ (Energy)	12,492,686
2,936,602	Sberbank RF (Banks)	9,703,837

		22,196,523

Singapore – 2.6%
1,135,000	DBS Group Holdings Ltd. (Banks)	13,818,246

Spain – 2.1%
396,990	Indra Sistemas SA (Software & Services)	11,033,171

Sweden – 1.3%
864,674	TeliaSonera AB (Telecommunication Services)	6,888,616

Switzerland – 3.8%
102,558	Roche Holding AG(a) (Pharmaceuticals, Biotechnology & Life Sciences)	20,112,496

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND
Schedule of Investments (continued)
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

United Kingdom – 14.5%
143,782	Anglo American PLC (Materials)	$9,126,328
2,450,469	BT Group PLC (Telecommunication Services)	11,028,027
2,704,004	Old Mutual PLC (Insurance)	6,679,085
610,777	Prudential PLC (Insurance)	7,328,310
534,232	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	10,428,482
1,936,387	Tesco PLC (Food & Staples Retailing)	15,302,082
5,272,132	Vodafone Group PLC (Telecommunication Services)	16,973,450

		76,865,764

TOTAL COMMON STOCKS
(Cost $543,658,976)		$511,711,699

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 3.5%

JPMorgan Chase Euro — Time Deposit
$18,554,214	3.009%	03/03/08	$18,554,214
(Cost $18,554,214)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $562,213,190)			$530,265,913

	Interest
Shares	Rate	Value
Securities Lending Collateral(c) – 7.7%

Boston Global Investment Trust – Enhanced Portfolio
40,849,440	3.885%	$40,849,440
(Cost $40,849,440)

TOTAL INVESTMENTS – 107.6%
(Cost $603,062,630)		$571,115,353

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.6)%		(40,534,525)

NET ASSETS – 100.0%		$530,580,828

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

‡	All or a portion of security is segregated for initial margin requirements on futures transactions.

(a)	All or a portion of security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,833,740, which represents approximately 0.3% of net assets as of February 29, 2008.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at February 29, 2008.

Investment Abbreviations:
ADR	—	American Depositary Receipt
SDR	—	Swedish Depositary Receipt

As a % of
Net Assets
Investments Industry Classifications†

Automobiles & Components	2.0%
Banks	8.6
Capital Goods	9.8
Consumer Durables & Apparel	2.2
Diversified Financials	5.0
Energy	7.9
Food & Staples Retailing	10.4
Food, Beverage & Tobacco	3.6
Insurance	5.0
Materials	10.5
Media	0.5
Pharmaceuticals, Biotechnology & Life Sciences	12.1
Real Estate	4.9
Short-term Investments #	11.2
Software & Services	4.6
Telecommunication Services	9.3

TOTAL INVESTMENTS	107.6%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include a short-term obligation and securities lending collateral.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Schedule of Investments
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – 91.8%

Australia – 1.7%
367,827	Albidon Ltd. CDI* (Materials)	$1,177,589
525,965	Challenger Financial Services Group Ltd.‡ (Diversified Financials)	1,051,786

		2,229,375

Austria – 1.1%
26,807	Semperit AG Holdings(a) (Automobiles & Components)	1,059,921
6,899	Voestalpine AG (Materials)	433,651

		1,493,572

Belgium – 0.7%
12,068	Delhaize Group (Food & Staples Retailing)	913,940

Bermuda – 1.1%
334,944	Energy XXI Acquisition Corp. (Bermuda) Ltd.* (Energy)	1,443,609

Brazil – 1.1%
35,956	Tim Participacoes SA ADR Preference Shares (Telecommunication Services)	1,474,915

Canada – 1.5%
86,476	Oilexco, Inc.* (Energy)	1,352,712
907,200	Primeline Energy Holdings, Inc.* (Energy)	700,505

		2,053,217

Finland – 1.0%
33,023	Vacon Oyj(a) (Capital Goods)	1,327,809

France – 3.8%
120,275	Hi-Media SA(a) (Media)	919,713
33,881	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	2,051,132
33,976	Rodriguez Group* (Consumer Durables & Apparel)	774,889
15,423	SeLoger.com*(a) (Media)	825,359
16,145	Societe Television Francaise 1 (Media)	380,457

		4,951,550

Germany – 11.5%
30,371	Arques Industries AG (Diversified Financials)	640,955
22,813	Bilfinger Berger AG (Capital Goods)	1,813,242
76,956	CENTROTEC Sustainable AG*(a) (Materials)	1,368,930
106,114	Curanum AG(a) (Health Care Equipment & Services)	979,171
123,751	Deutz AG*(a) (Capital Goods)	1,291,343
73,351	IDS Scheer AG(a) (Software & Services)	1,205,003
13,927	Merck KGAA (Pharmaceuticals, Biotechnology & Life Sciences)	1,734,424
43,644	Pfleiderer AG (Registered)(a) (Capital Goods)	971,987
21,237	Rheinmetall AG (Capital Goods)	1,480,974
44,628	Surteco AG (Consumer Durables & Apparel)	1,522,201
52,561	Symrise* (Materials)	1,428,940
47,537	Thielert AG*(a) (Capital Goods)	643,899

		15,081,069

India – 2.4%
60,240	Indiabulls Financial Services Ltd. (Diversified Financials)	904,031
114,456	Indiabulls Real Estate Ltd.* (Real Estate)	1,787,325
79,001	Indiabulls Securities Ltd.(b) (Diversified Financials)	521,310

		3,212,666

Ireland – 0.9%
46,884	DCC PLC (Capital Goods)	1,177,338

Italy – 4.1%
91,922	Banca Popolare Di Milano Scarl (Banks)	1,094,770
68,283	Geox SpA (Consumer Durables & Apparel)	1,003,161
238,271	Gruppo Coin SpA* (Retailing)	1,542,983
538,209	Safilo Group SpA (Consumer Durables & Apparel)	1,725,407

		5,366,321

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Schedule of Investments (continued)
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Japan – 16.7%
68,500	AOKI Holdings, Inc.(a) (Retailing)	$1,218,352
41,400	As One Corp. (Health Care Equipment & Services)	842,955
20,600	C. Uyemura & Co. Ltd. (Materials)	731,678
46,400	Hamamatsu Photonics K.K. (Technology Hardware & Equipment)	1,404,651
87,900	Iwai Securities Co. Ltd.(a) (Diversified Financials)	1,107,410
159,000	Japan Asia Investment Co. Ltd.(a) (Diversified Financials)	834,617
66,000	Japan Aviation Electronics Industry Ltd. (Technology Hardware & Equipment)	689,271
148	Kakaku.com, Inc.(a) (Software & Services)	839,790
142,000	Kinden Corp. (Capital Goods)	1,323,566
32,200	Lawson, Inc. (Food & Staples Retailing)	1,230,798
155,000	Nachi-Fujikoshi Corp. (Capital Goods)	545,139
47,000	Nipro Corp. (Health Care Equipment & Services)	899,646
86,500	Pioneer Corp.(a) (Consumer Durables & Apparel)	908,836
113,800	PRONEXUS, Inc.(a) (Commercial Services & Supplies)	975,313
73,000	ROHTO Pharmaceutical Co. Ltd.(a) (Pharmaceuticals, Biotechnology & Life Sciences)	871,896
175,000	Sankyu, Inc. (Transportation)	834,855
58,400	Sohgo Security Services Co. Ltd. (Commercial Services & Supplies)	807,560
150,000	The Awa Bank Ltd. (Banks)	811,802
435,000	The Fuji Fire & Marine Insurance Co. Ltd.‡ (Insurance)	1,225,292
56,200	Toho Pharmaceutical Co. Ltd. (Health Care Equipment & Services)	1,237,279
48,500	Tokai Rubber Industries, Inc. (Automobiles & Components)	760,971
40,900	Tokyu Community Corp. (Real Estate)	880,780
45,800	Tsumura & Co. (Pharmaceuticals, Biotechnology & Life Sciences)	944,395

		21,926,852

Kazakhstan – 0.8%
50,658	Eurasian Natural Resources Corp.* (Materials)	1,036,797

Luxembourg – 1.0%
11,575	Millicom International Cellular SA SDR*(a) (Telecommunication Services)	1,268,622

Mexico – 0.7%
73,267	Maxcom Telecomunicacione SAB de CV ADR* (Telecommunication Services)	893,857

Netherlands – 2.3%
85,489	Aalberts Industries NV(a) (Capital Goods)	1,653,594
38,034	Ballast Nedam NV CVA (Capital Goods)	1,434,716

		3,088,310

Norway – 2.2%
86,607	ProSafe SE (Energy)	1,483,459
47,108	Schibsted ASA (Media)	1,482,371

		2,965,830

Russia – 1.0%
5,126	OAO Open Investments* (Real Estate)	1,296,980

Singapore – 3.8%
434,000	Cosco Corp. (Singapore) Ltd. (Transportation)	1,231,255
3,119,000	Macquarie International Infrastructure Fund Ltd. (Diversified Financials)	1,987,524
1,667,000	Suntec Real Estate Investment Trust (Real Estate)	1,779,340

		4,998,119

South Korea – 1.0%
41,280	Woongjin Coway Co. Ltd. (Consumer Durables & Apparel)	1,386,992

Spain – 3.7%
55,236	Ebro Puleva SA (Food Beverage & Tobacco)	1,038,862
153,065	Fluidra SA* (Capital Goods)	1,173,498
95,045	Indra Sistemas SA (Software & Services)	2,641,498

		4,853,858

Sweden – 1.1%
30,950	Ssab Svenskt Stal AB Series A (Materials)	866,607
69,405	TeliaSonera AB (Telecommunication Services)	552,930

		1,419,537

Switzerland – 1.8%
31,885	EFG International (Registered) (Diversified Financials)	1,071,176
5,020	Swiss Life Holding (Registered)* (Insurance)	1,258,329

		2,329,505

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Shares	Description	Value
Common Stocks – (continued)

United Kingdom – 24.8%
334,456	Aegis Group PLC (Media)	$738,800
82,712	Arriva PLC (Transportation)	1,113,649
67,550	Atkins WS PLC (Commercial Services & Supplies)	1,470,946
172,662	Cobham PLC (Capital Goods)	621,153
92,164	Cookson Group PLC (Capital Goods)	1,084,768
111,662	CSR PLC* (Semiconductors & Semiconductor Equipment)	704,794
343,373	CVS Group PLC* (Health Care Equipment & Services)	1,750,096
72,108	Dignity PLC (Consumer Services)	1,040,168
76,800	Firstgroup PLC (Transportation)	876,816
532,557	Galiform PLC* (Retailing)	866,748
52,448	Gem Diamonds Ltd.* (Materials)	950,240
125,875	Genus PLC (Pharmaceuticals, Biotechnology & Life Sciences)	1,758,115
75,818	Greene King PLC (Consumer Services)	975,390
307,932	Hansard Global PLC (Insurance)	1,151,789
39,012	Homeserve PLC (Commercial Services & Supplies)	1,525,596
178,317	Informa PLC (Media)	1,216,075
53,655	Kazakhmys PLC (Materials)	1,634,368
160,357	Marshalls PLC (Materials)	846,484
676,596	McBride PLC (Household & Personal Products)	1,260,248
166,730	Mondi PLC (Materials)	1,286,129
316,430	Morgan Crucible Co. (Capital Goods)	1,299,640
213,547	QinetiQ PLC (Capital Goods)	834,697
42,015	Schroders PLC (Diversified Financials)	793,275
47,478	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	926,794
145,927	Sibir Energy PLC (Energy)	1,565,112
511,319	Tanfield Group PLC* (Capital Goods)	1,043,876
153,688	Taylor Nelson Sofres PLC (Media)	562,907
180,862	Unite Group PLC (Real Estate)	1,190,918
286,569	Whatman PLC (Capital Goods)	1,518,426

		32,608,017

TOTAL COMMON STOCKS
(Cost $123,596,000)		$120,798,657

Shares	Description	Value
Exchange Traded Funds – 2.8%

Other – 2.8%
12,900	iShares CDN S&P/TSX 60 Index Fund	$1,048,514
29,300	iShares CDN S&P/TSX MidCap Index Fund	2,586,914

TOTAL EXCHANGE TRADED FUNDS
(Cost $3,571,521)		$3,635,428

		Expiration
Units	Description	Month	Value
Warrants* – 0.5%

Bermuda – 0.5%
760,332	Energy XXI Acquisition Corp. (Bermuda) Ltd.(b) (Energy)	10/09	$684,299

Canada – 0.0%
652,500	Primeline Energy Holdings, Inc.(b) (Energy)	04/08	—

TOTAL WARRANTS
(Cost $669,347)			$684,299

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 4.3%

JPMorgan Chase Euro – Time Deposit
$5,643,456	3.009%	03/03/08	$5,643,456
(Cost $5,643,456)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $133,480,324)			$130,761,840

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Schedule of Investments (continued)
February 29, 2008 (Unaudited)

	Interest
Shares	Rate	Value
Securities Lending Collateral(c) – 8.5%

Boston Global Investment Trust – Enhanced Portfolio
11,191,554	3.885%	$11,191,554
(Cost $11,191,554)

TOTAL INVESTMENTS – 107.9%
(Cost $144,671,878)		$141,953,394

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.9)%		(10,420,084)

NET ASSETS – 100.0%		$131,533,310

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

‡	All or a portion of security is segregated for initial margin requirements on futures transactions.

(a)	All or a portion of security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,205,609, which represents approximately 0.9% of net assets as of February 29, 2008.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at February 29, 2008.

Investment Abbreviations:
ADR	—	American Depositary Receipt
CDI	—	Chess Depositary Interests
CVA	—	Dutch Certification
SDR	—	Swedish Depositary Receipt

As a % of
Net Assets
Investments Industry Classifications†

Automobiles & Components	1.4%
Banks	1.4
Capital Goods	16.1
Commercial Services & Supplies	3.6
Consumer Durables & Apparel	5.6
Consumer Services	1.5
Diversified Financials	6.8
Energy	5.5
Exchange Traded Funds	2.8
Food & Staples Retailing	1.6
Food, Beverage & Tobacco	0.8
Health Care Equipment & Services	4.3
Household & Personal Products	1.0
Insurance	2.8
Materials	8.9
Media	4.7
Pharmaceuticals, Biotechnology & Life Sciences	6.3
Real Estate	5.3
Retailing	2.8
Semiconductors & Semiconductor Equipment	0.5
Short-term Investments#	12.8
Software & Services	3.5
Technology Hardware & Equipment	1.6
Telecommunication Services	3.2
Transportation	3.1

TOTAL INVESTMENTS	107.9%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include a short-term obligation and securities lending collateral.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At February 29, 2008, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Loss

Dow Jones EURO STOXX 50	31	March 2008	$1,751,201	$(31,760)
FTSE 100 Index	7	March 2008	811,193	(15,442)

Total				$(47,202)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND
Schedule of Investments
February 29, 2008 (Unaudited)

Shares	Description	Value
Common Stocks – 104.3%

Automobiles & Components – 12.1%
18,400	Denso Corp.	$686,901
47,000	Mazda Motor Corp.	191,507
17,400	Stanley Electric Co. Ltd.	367,661
17,300	Tokai Rubber Industries, Inc.	271,439
32,300	Toyota Motor Corp.	1,755,429

		3,272,937

Banks – 11.8%
103,700	Mitsubishi UFJ Financial Group, Inc.	913,945
101	Mizuho Financial Group, Inc.	417,640
156	Seven Bank Ltd.*	261,276
129	Sumitomo Mitsui Financial Group, Inc.	931,763
35,000	The Awa Bank Ltd.	189,420
74,000	The Bank of Yokohama Ltd.	480,059

		3,194,103

Capital Goods – 17.9%
38,000	Asahi Glass Co. Ltd.	432,817
20,000	Daifuku Co. Ltd.	263,154
2,700	Fanuc Ltd.	251,718
68,000	Fuji Electric Holdings Co. Ltd.	259,699
37,000	Fujikura Ltd.	182,203
2,900	Glory Ltd.	65,902
15,400	JTEKT Corp.	272,838
31,000	Kinden Corp.	288,948
23,500	Komatsu Ltd.	597,006
26,000	Matsushita Electric Works Ltd.	258,087
24,800	Mitsubishi Corp.	756,660
36,000	Mitsui & Co. Ltd.	782,907
16,300	Sumitomo Electric Industries Ltd.	241,208
22,000	Toshiba Plant Systems & Services Corp.	192,700

		4,845,847

Consumer Durables & Apparel – 2.8%
31,000	Matsushita Electric Industrial Co. Ltd.	652,903
9,700	Pioneer Corp.	101,916

		754,819

Consumer Services – 0.7%
4,700	Benesse Corp.	192,235

Diversified Financials – 3.3%
40,200	Nomura Holdings, Inc.	631,287
1,700	ORIX Corp.	254,165

		885,452

Food & Staples Retailing – 2.2%
23,700	Seven & I Holdings Co. Ltd.	589,307

Food, Beverage & Tobacco – 0.6%
14,000	Ajinomoto Co., Inc.	168,280

Household & Personal Products – 2.3%
20,000	Kao Corp.	615,756

Insurance – 3.1%
37,000	Mitsui Sumitomo Insurance Co. Ltd.	388,792
111	Sony Financial Holdings, Inc.*	443,401

		832,193

Materials – 10.9%
38,000	Hitachi Metals Ltd.(a)	531,332
12,500	JSR Corp.	274,346
27,000	Mitsubishi Gas Chemical Co., Inc.	200,226
50,000	Sanyo Special Steel Co. Ltd.	302,745
6,300	Shin-Etsu Chemical Co. Ltd.	339,988
100,000	Sumitomo Metal Industries Ltd.	423,608
19,000	Sumitomo Metal Mining Co. Ltd.	399,722
144,000	Sumitomo Osaka Cement Co. Ltd.	293,020
58,000	Ube Industries Ltd. (Japan)	178,262

		2,943,249

Media – 1.1%
198	Fuji Television Network, Inc.	299,496

Pharmaceuticals, Biotechnology & Life Sciences – 5.5%
35,500	Chugai Pharmaceutical Co. Ltd.	410,556
12,100	Daiichi Sankyo Co. Ltd.	375,505
12,700	Takeda Pharmaceutical Co. Ltd.	708,648

		1,494,709

Real Estate – 2.4%
19,000	Mitsui Fudosan Co. Ltd.	385,775
219	NTT Urban Development Corp.	271,453

		657,228

Retailing – 2.3%
14,900	AOKI Holdings, Inc. (a)	265,014
2,600	Fast Retailing Co. Ltd.	192,068
3,300	Nitori Co. Ltd.	163,795

		620,877

Semiconductors & Semiconductor Equipment – 3.1%
5,000	Disco Corp.	234,991
5,500	Elpida Memory, Inc.*	182,503
10,100	NEC Electronics Corp.*	204,447
3,000	Rohm Co. Ltd.	218,807

		840,748

Software & Services – 2.6%
800	Nintendo Co. Ltd.	398,317
4,000	NS Solutions Corp.	113,811
14,200	NSD Co. Ltd.	199,485

		711,613

Technology Hardware & Equipment – 6.4%
44,000	Fujitsu Ltd.	313,065
9,700	Hamamatsu Photonics K.K.	293,645
12,000	Japan Aviation Electronics Industry Ltd.	125,322
18,000	Shimadzu Corp.	168,803

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Technology Hardware & Equipment – (continued)
57,000	Toshiba Corp.	$427,542
37,000	Yaskawa Electric Corp.	407,125

		1,735,502

Telecommunication Services – 4.2%
175	Nippon Telegraph & Telephone Corp.	763,128
19,300	SOFTBANK Corp.	376,035

		1,139,163

Transportation – 4.6%
69	Central Japan Railway Co.	657,062
31,000	Sankyu, Inc.	147,889
31,000	The Sumitomo Warehouse Co. Ltd.	149,520
49,000	Tokyu Corp.	283,808

		1,238,279

Utilities – 4.4%
21,100	Kyushu Electric Power Co., Inc.	531,632
165,000	Osaka Gas Co. Ltd.	662,037

		1,193,669

TOTAL COMMON STOCKS
(Cost $25,963,494)		$28,225,462

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 0.8%

JPMorgan Chase Euro — Time Deposit
$207,146	3.009%	03/03/08	$207,146
(Cost $207,146)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $26,170,640)			$28,432,608

	Interest
Shares	Rate	Value
Securities Lending Collateral(b) – 1.2%

Boston Global Investment Trust – Enhanced Portfolio
318,400	3.885%	$318,400
(Cost $318,400)

TOTAL INVESTMENTS – 106.3%
(Cost $26,489,040)		$28,751,008

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.3)%		(1,692,409)

NET ASSETS – 100.0%		$27,058,599

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at February 29, 2008.

As a % of
Net Assets
Investments Industry Classifications†

Automobiles & Components	12.1%
Banks	11.8
Capital Goods	17.9
Consumer Durables & Apparel	2.8
Consumer Services	0.7
Diversified Financials	3.3
Food & Staples Retailing	2.2
Food, Beverage & Tobacco	0.6
Household & Personal Products	2.3
Insurance	3.1
Materials	10.9
Media	1.1
Pharmaceuticals, Biotechnology & Life Sciences	5.5
Real Estate	2.4
Retailing	2.3
Semiconductors & Semiconductor Equipment	3.1
Short-term Investments #	2.0
Software & Services	2.6
Technology Hardware & Equipment	6.4
Telecommunication Services	4.2
Transportation	4.6
Utilities	4.4

TOTAL INVESTMENTS	106.3%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include a short-term obligation and securities lending collateral.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS
Statements of Assets and Liabilities
February 29, 2008 (Unaudited)

		Concentrated
	Asia	International	International	Japanese
	Equity Fund	Equity Fund	Small Cap Fund	Equity Fund

Assets:

Investment in securities, at fair value (identified cost $170,700,782, $562,213,190, $133,480,324 and $26,170,640, respectively)(a)	$204,666,365	$530,265,913	$130,761,840	$28,432,608
Securities lending collateral, at value which equals cost	—	40,849,440	11,191,554	318,400
Foreign currency, at value (identified cost $689,834, $185,896, $246,251 and $263,620, respectively)	694,548	83,239	251,041	267,413
Receivables:
Investment securities sold, at value	—	583,269	952,734	146,923
Dividends and interest, at value	646,804	2,943,331	76,520	19,157
Fund shares sold	457,285	461,353	197,048	22,924
Reimbursement from investment adviser	41,827	70,870	51,635	24,174
Foreign tax reclaims, at value	5,082	61,449	22,031	—
Securities lending income	—	38,653	14,677	410
Other assets	2,233	5,064	1,802	381

Total assets	206,514,144	575,362,581	143,520,882	29,232,390

Liabilities:

Payables:
Payable upon return of securities loaned	—	40,849,440	11,191,554	318,400
Investment securities purchased, at value	—	767,298	265	183,702
Fund shares repurchased	1,862,236	1,893,918	259,500	1,482,570
Amounts owed to affiliates	274,856	744,873	183,723	43,836
Foreign capital gains taxes	635,654	217,021	36,040	—
Due to broker — variation margin, at value	—	17,617	124,920	—
Accrued expenses	274,182	291,586	191,570	145,283

Total liabilities	3,046,928	44,781,753	11,987,572	2,173,791

Net Assets:

Paid-in capital	170,346,134	902,538,565	217,393,928	38,402,494
Accumulated net investment loss	(429,347)	(102,485)	(3,834,320)	(399,726)
Accumulated net realized gain (loss) from investment, futures and foreign currency related transactions	235,055	(339,612,822)	(79,232,311)	(13,214,545)
Net unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	33,315,374	(32,242,430)	(2,793,987)	2,270,376

NET ASSETS	$203,467,216	$530,580,828	$131,533,310	$27,058,599

Net Assets:
Class A	$116,295,225	$367,618,578	$58,394,905	$13,262,405
Class B	3,892,890	9,508,463	3,296,990	1,129,343
Class C	7,269,499	25,515,193	5,625,169	4,112,812
Institutional	76,009,602	127,100,791	63,364,721	8,552,021
Service	—	837,803	851,525	2,018

Shares Outstanding:
Class A	5,436,074	16,641,621	3,277,149	1,220,665
Class B	191,138	443,743	191,396	109,713
Class C	359,599	1,221,340	328,711	400,586
Institutional	3,366,578	5,629,116	3,440,625	752,629
Service	—	37,622	48,045	184

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	9,353,389	23,973,442	7,285,926	2,483,777

Net asset value, offering and redemption price per share:(b)
Class A	$21.39	$22.09	$17.82	$10.86
Class B	20.37	21.43	17.23	10.29
Class C	20.22	20.89	17.11	10.27
Institutional	22.58	22.58	18.42	11.36
Service	—	22.27	17.72	10.97

(a)	Includes loaned securities having a market value of $0, $40,713,631, $10,573,354 and $302,746, respectively.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of Asia Equity, Concentrated International Equity, International Small Cap and Japanese Equity Funds is $22.63, $23.38, $18.86 and $11.49, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS
Statements of Operations
For the Six Months Ended February 29, 2008 (Unaudited)

		Concentrated
	Asia	International	International	Japanese
	Equity Fund	Equity Fund	Small Cap Fund	Equity Fund

Investment income:

Dividends(a)	$1,150,107	$3,581,587	$1,080,951	$248,374
Interest (including securities lending income of $0, $214,624, $111,871 and $3,097, respectively)	406,289	502,773	304,707	6,257

Total investment income	1,556,396	4,084,360	1,385,658	254,631

Expenses:

Management fees	1,136,290	2,784,172	1,011,603	180,392
Custody and accounting fees	270,015	200,454	86,986	35,994
Distribution and Service fees(b)	222,484	685,598	161,731	53,222
Transfer Agent fees(b)	152,723	435,054	108,671	25,937
Professional fees	39,546	40,390	45,418	39,452
Printing fees	30,928	41,891	27,960	22,690
Registration fees	28,659	46,713	30,684	33,859
Trustee fees	8,854	8,854	8,857	8,854
Service Share fees — Service Plan	—	1,200	1,384	3
Service Share fees — Shareholder Administration Plan	—	1,200	1,383	2
Other	2,591	46,109	18,397	7,997

Total expenses	1,892,090	4,291,635	1,503,074	408,402

Less — expense reductions	(197,363)	(104,711)	(125,360)	(128,586)

Net expenses	1,694,727	4,186,924	1,377,714	279,816

NET INVESTMENT INCOME (LOSS)	(138,331)	(102,564)	7,944	(25,185)

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	12,696,695	68,852,522	7,002,470	452,733
Futures transactions	—	(930,166)	(522,140)	—
Foreign currency related transactions	3,272	(349,923)	(146,813)	16,246
Net change in unrealized gain (loss) on:
Investments (including the effects of an increase (decrease) on the foreign capital gains tax liability of $(336,439), $(217,021), ($14,381) and $0, respectively)	(10,350,239)	(104,599,577)	(29,660,119)	(3,605,723)
Futures transactions	—	736,330	(47,202)	—
Translation of assets and liabilities denominated in Foreign currencies	677	(82,873)	6,391	5,853

Net realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:	2,350,405	(36,373,687)	(23,367,413)	(3,130,891)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,212,074	$(36,476,251)	$(23,359,469)	$(3,156,076)

(a)	Foreign taxes withheld on dividends were $116,057, $197,932, $115,653 and $18,701, respectively.
(b)	Class-specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Asia Equity	$164,218	$19,591	$38,675	$124,807	$3,722	$7,348	$16,846	$—
Concentrated International Equity	490,767	56,917	137,914	372,985	10,814	26,204	24,859	192
International Small Cap	105,832	20,277	35,622	80,433	3,853	6,768	17,395	222
Japanese Equity	23,862	7,141	22,219	18,135	1,357	4,222	2,223	—
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS
Statements of Changes in Net Assets

	Asia Equity Fund

	For the
	Six Months Ended		For the
	February 29, 2008		Year Ended
	(Unaudited)		August 31, 2007

From operations:

Net investment income (loss)	$(138,331)		$936,126
Net realized gain from investment, futures and foreign currency related transactions	12,699,967		19,805,278
Unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(10,349,562)		42,041,249

Net increase (decrease) in net assets resulting from operations	2,212,074		62,782,653

Distributions to shareholders:

From net investment income
Class A Shares	(825,951)		(443,914)
Class B Shares	(12,363)		—
Class C Shares	(35,939)		—
Institutional Shares	(724,490)		(367,492)
Service Shares	—		—
From net realized gains
Class A Shares	(5,012,629)		—
Class B Shares	(160,722)		—
Class C Shares	(325,686)		—
Institutional Shares	(3,188,303)		—
Service Shares	—		—

Total distributions to shareholders	(10,286,083)		(811,406)

From share transactions:

Proceeds from sales of shares	34,325,551		54,282,164
Reinvestments of dividends and distributions	9,588,548		745,600
Cost of shares repurchased	(43,700,036	) (a)	(49,482,620	) (b)

Net increase (decrease) in net assets resulting from share transactions	214,063		5,545,144

TOTAL INCREASE (DECREASE)	(7,859,946)		67,516,391

Net assets:

Beginning of period	211,327,162		143,810,771

End of period	$203,467,216		$211,327,162

Accumulated undistributed net investment income (loss)	$(429,347)		$1,307,727

(a)	Net of $6,568, $1,807, $854 and $1,190 redemption fees remitted to the Asia Equity, Concentrated International Equity, International Small Cap and Japanese Equity Funds, respectively.
(b)	Net of $1,162, $7,314, $4,393, and $9,609 redemption fees remitted to the Asia Equity, Concentrated International Equity, International Small Cap and Japanese Equity Funds, respectively.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Concentrated International Equity Fund				International Small Cap Fund				Japanese Equity Fund

For the				For the				For the
Six Months Ended		For the		Six Months Ended		For the		Six Months Ended		For the
February 29, 2008		Year Ended		February 29, 2008		Year Ended		February 29, 2008		Year Ended
(Unaudited)		August 31, 2007		(Unaudited)		August 31, 2007		(Unaudited)		August 31, 2007

$(102,564)		$6,205,423		$7,944		$294,915		$(25,185)		$(228,879)
67,572,433		93,229,100		6,333,517		38,257,442		468,979		4,290,734
(103,946,120)		(17,967,182)		(29,700,930)		(986,883)		(3,599,870)		(3,167,588)

(36,476,251)		81,467,341		(23,359,469)		37,565,474		(3,156,076)		894,267

(4,532,961)		(2,824,408)		(2,052,457)		(1,028,551)		—		—
(12,304)		—		(71,432)		—		—		—
(137,971)		(32,578)		(123,143)		(25,170)		—		—
(1,908,650)		(1,297,678)		(2,920,356)		(1,295,894)		—		(12,037)
(7,167)		(9,947)		(30,976)		(8,829)		—		—
—		—		—		—		—		—
—		—		—		—		—		—
—		—		—		—		—		—
—		—		—		—		—		—
—		—		—		—		—		—

(6,599,053)		(4,164,611)		(5,198,364)		(2,358,444)		—		(12,037)

74,843,195		99,518,014		27,513,058		47,293,344		5,795,039		16,370,182
5,555,998		3,479,283		4,423,152		1,809,769		—		11,152
(75,111,860	)(a)	(140,169,358	)(b)	(90,810,868	)(a)	(70,389,399	)(b)	(23,321,347	)(a)	(33,311,760	)(b)

5,287,333		(37,172,061)		(58,874,658)		(21,286,286)		(17,526,308)		(16,930,426)

(37,787,971)		40,130,669		(87,432,491)		13,920,744		(20,682,384)		(16,048,196)

568,368,799		528,238,130		218,965,801		205,045,057		47,740,983		63,789,179

$530,580,828		$568,368,799		$131,533,310		$218,965,801		$27,058,599		$47,740,983

$(102,485)		$6,599,132		$(3,834,320)		$1,356,100		$(399,726)		$(374,541)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS
Notes to Financial Statements
February 29, 2008 (Unaudited)
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Asia Equity Fund, Goldman Sachs Concentrated International Equity Fund, Goldman Sachs International Small Cap Fund and the Goldman Sachs Japanese Equity Fund (collectively, the “Funds” or individually the “Fund”). Each Fund is a diversified portfolio offering five classes of Shares — Class A, Class B, Class C, Institutional and Service, except the Asia Equity Fund, which does not offer Service Shares.
     Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Class Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”), as distributor of the Funds receives such sales charges of which a certain portion may be retained. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures these securities might also be fair valued by the adviser by taking into consideration market or security specific information, as discussed below.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system or for investments in securities traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services or broker/ dealer-supplied valuations or matrix pricing systems. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by GSAMI are valued at fair value using methods approved by the Trust’s Board of Trustees.
     In addition, GSAMI, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements on significant litigation and regulatory news such as governmental approvals.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.
B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes on foreign securities held by the Funds, which are subject to such taxes.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS
Notes to Financial Statements (continued)
February 29, 2008 (Unaudited)
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     Net investment income (other than class specific expenses) and unrealized and realized gains or losses of the Funds are allocated daily, to each class of shares of the respective Fund, based upon the relative proportion of net assets of each class.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees.
D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gains, or as a tax return of capital.
     The Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”), on June 29, 2007. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. GSAMI has reviewed the tax positions for open tax years (tax years ended December 31, 2004-2007) and has determined that the implementation of FIN 48 did not have a material impact on the Funds’ financial statements.
E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) gains and losses from the sale of investments (applicable to fixed income securities); (iii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iv) gains and losses from the difference between amounts of interest, dividends and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain (loss) on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
F. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the fluctuations in the value of the contracts, and are recorded for

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.
     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.
G. Redemption Fees — All share classes of the Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Funds and reflected as a reduction in share redemptions on the Statements of Changes in Net Assets. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Funds on a pro-rata basis.
H. Segregation Transactions — The Funds may enter into certain derivative or other transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, swap contracts, written options, when issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets, with a current value equal to or greater than the market value of the corresponding transactions.
3. AGREEMENTS
A. Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAMI is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     For the six months ended February 29, 2008, GSAMI received a Management fee at the following annual rates:

	Contractual Management Rate

	Up to	Next	Over	Effective
Fund	$1 billion	$1 billion	$2 billion	Rate

Asia Equity	1.00%	0.90%	0.86%	1.00%

Concentrated International Equity	1.00	0.90	0.86	1.00

International Small Cap	1.10	1.10	0.99	1.10

Japanese Equity	1.00	0.90	0.86	1.00

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS
Notes to Financial Statements (continued)
February 29, 2008 (Unaudited)
3. AGREEMENTS (continued)
B. Distribution Agreement and Service Plan — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the average daily net assets attributable to Class B and Class C Shares. With respect to Class A Shares, the distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Agency.
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended February 29, 2008, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

Asia Equity	$7,700	$—	$—

Concentrated International Equity	9,900	—	1,400

International Small Cap	6,600	—	—

Japanese Equity	3,100	—	—

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund except for the Asia Equity Fund, has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Service Shares.
E. Other Agreements — GSAMI has voluntarily agreed to limit certain “Other expenses” of the Funds (excluding Management Fees, Distribution and Service Fees, Transfer Agency Fees and expenses, Service Share Fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder proxy meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any.
     The “Other Expenses” limitations for the Asia Equity, Concentrated International Equity, International Small Cap and Japanese Equity Funds as an annual percentage rate of average daily net assets are 0.164%, 0.104%, 0.104% and 0.114%, respectively.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

3. AGREEMENTS (continued)
     For the six months ended February 29, 2008, GSAMI has voluntarily agreed to reimburse certain “other expenses”. In addition, the Funds have entered into certain offset arrangements with the transfer agent resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

	Other Expense	Transfer	Total Expense
Fund	Reimbursement	Agent Fee Credit	Reductions

Asia Equity	$194	$3	$197

Concentrated International Equity	95	10	105

International Small Cap	123	2	125

Japanese Equity	128	1	129

     As of February 29, 2008, the amounts owed to affiliates of the Trust were as follows (in thousands):

		Distribution	Transfer
	Management	and Service	Agent
Fund	Fees	Fees	Fees	Total

Asia Equity	$162	$67	$46	$275

Concentrated International Equity	405	209	131	745

International Small Cap	114	43	27	184

Japanese Equity	23	15	6	44

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS
Notes to Financial Statements (continued)
February 29, 2008 (Unaudited)
4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 29, 2008, were as follows:

Fund	Purchases	Sales and Maturities

Asia Equity	$54,684,262	$60,799,557

Concentrated International Equity	548,580,616	563,424,733

International Small Cap	70,840,065	141,491,921

Japanese Equity	17,012,208	32,711,862

     For the six months ended February 29, 2008, Goldman Sachs earned approximately $74,200, $10,900, $2,100 and $3,400 of brokerage commissions from portfolio transactions, including futures transactions, executed with Goldman Sachs as the Futures Commission Merchant on behalf of the Funds.
5. SECURITIES LENDING
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by Goldman Sachs Asset Management, L.P. (“GSAM”), for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in money market instruments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended February 29, 2008, are reported parenthetically under Investment Income on the Statements of Operations.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

5. SECURITIES LENDING (continued)
     The table below details securities lending activity as of, and for the six months ended, February 29, 2008:

	Earnings of BGA	Earnings Received	Amount Payable to
	Relating to	by the Funds from	Goldman Sachs Upon
	Securities Loaned	Lending to Goldman Sachs	Return of
	for the Six Months Ended	for the Six Months Ended	Securities Loaned
Fund	February 29, 2008	February 29, 2008	as of February 29, 2008

Asia Equity	$26	$—	$—

Concentrated International Equity	95,828	21,377	18,048,750

International Small Cap	30,634	22,504	3,698,750

Japanese Equity	712	522	—

6. LINE OF CREDIT FACILITY
The Funds participate in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI and GSAM. Under the most restrictive arrangement under the facility, each Fund must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the six months ended February 29, 2008, the Funds did not have any borrowings under the facility.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS
Notes to Financial Statements (continued)
February 29, 2008 (Unaudited)
7. TAX INFORMATION
As of the Funds’ most recent fiscal year end, August 31, 2007, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

		Concentrated
		International	International	Japanese
	Asia Equity	Equity	Small Cap	Equity

Capital loss carryforward[1]
Expiring 2010	$(2,556,935)	$(17,342,037)	$(34,469,790)	$(6,806,043)
Expiring 2011	(525,255)	(320,228,093)	(51,047,001)	(5,228,295)
Expiring 2012	—	(69,572,929)	—	(1,408,407)

Total capital loss carryforward[2]	$(3,082,190)	$(407,143,059)	$(85,516,791)	$(13,442,745)

Timing differences (post October losses)	$(123,481)	$—	$—	$(153,328)

[1]	Expiration occurs on August 31 of the year indicated. Due to a fund merger, utilization of the Concentrated International Equity Fund’s losses may be substantially limited under the Code.
[2]	The Asia Equity, Concentrated International Equity, International Small Cap and Japanese Equity Funds utilized $18,842,294, $87,944,340, $36,172,093 and $4,220,200, respectively, of capital losses as of the most recent fiscal year end.
     At February 29, 2008, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

		Concentrated
	Asia	International	International	Japanese
	Equity	Equity	Small Cap	Equity

Tax Cost	$171,563,418	$603,104,826	$147,520,424	$26,951,032

Gross unrealized gain	44,272,685	25,256,480	11,860,085	3,245,948
Gross unrealized loss	(11,169,738)	(57,245,953)	(17,427,115)	(1,445,972)

Net unrealized security gain (loss)	$33,102,947	$(31,989,473)	$(5,567,030)	$1,799,976

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the Passive Foreign Investment Company investments, net mark to market gains (losses) on Section 1256 futures and foreign currency contracts recognized for tax purposes as of the most recent fiscal year end.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

8. OTHER MATTERS
Fund’s Concentration — As of February 29, 2008, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of approximately 22% of the outstanding Institutional Shares of the International Small Cap Fund.
Change in Fiscal Year End — On December 13, 2007, The Board of Trustees of the Trust approved a change of the Funds’ fiscal year end from August 31 to October 31, effective September 1, 2008.
New Accounting Pronouncements — On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. FAS 157 does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. GSAMI does not believe the adoption of FAS 157 will impact the amounts reported in the Funds’ financial statements; however, additional disclosures will be required.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS
Notes to Financial Statements (continued)
February 29, 2008 (Unaudited)
9. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Asia Equity

	For the Six Months Ended		For the Year Ended
	February 29, 2008		August 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	571,204	$13,460,704	1,151,821	$21,432,247
Reinvestment of dividends and distributions	224,416	5,475,770	23,725	410,677
Shares converted from Class B(a)	5,710	139,101	21,274	374,513
Shares repurchased	(1,160,145)	(27,419,537)	(1,422,766)	(26,308,814)

	(358,815)	(8,343,962)	(225,946)	(4,091,377)

Class B Shares
Shares sold	82,508	1,892,865	59,246	1,089,930
Reinvestment of dividends and distributions	6,281	146,216	—	—
Shares converted to Class A(a)	(5,986)	(139,101)	(22,215)	(374,513)
Shares repurchased	(48,595)	(1,068,163)	(109,733)	(1,904,301)

	34,208	831,817	(72,702)	(1,188,884)

Class C Shares
Shares sold	130,880	2,923,559	116,321	2,193,655
Reinvestment of dividends and distributions	11,571	267,389	—	—
Shares repurchased	(83,435)	(1,775,546)	(70,892)	(1,245,456)

	59,016	1,415,402	45,429	948,199

Institutional Shares
Shares sold	663,579	16,048,423	1,536,564	29,566,332
Reinvestment of dividends and distributions	143,769	3,699,173	18,432	334,923
Shares repurchased	(593,430)	(13,436,790)	(1,001,428)	(20,024,049)

	213,918	6,310,806	553,568	9,877,206

NET INCREASE (DECREASE)	(51,673)	$214,063	300,349	$5,545,144

(a)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

9. SUMMARY OF SHARE TRANSACTIONS (continued)

	Concentrated International Equity

	For the Six Months Ended		For the Year Ended
	February 29, 2008		August 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,978,064	$45,164,144	2,120,810	$49,227,769
Reinvestment of dividends and distributions	166,133	4,219,573	115,055	2,639,364
Shares converted from Class B(a)	44,471	1,112,553	50,662	1,175,330
Shares repurchased	(2,225,835)	(53,246,880)	(4,141,167)	(97,059,261)

	(37,167)	(2,750,610)	(1,854,640)	(44,016,798)

Class B Shares
Shares sold	22,928	542,843	75,505	1,687,784
Reinvestment of dividends and distributions	454	11,209	—	—
Shares converted to Class A(a)	(46,184)	(1,112,553)	(52,411)	(1,175,330)
Shares repurchased	(73,971)	(1,722,822)	(200,045)	(4,473,039)

	(96,773)	(2,281,323)	(176,951)	(3,960,585)

Class C Shares
Shares sold	197,788	4,414,805	741,552	16,660,469
Reinvestment of dividends and distributions	5,214	125,441	1,348	29,350
Shares repurchased	(270,889)	(6,199,955)	(608,443)	(13,516,779)

	(67,887)	(1,659,709)	134,457	3,173,040

Institutional Shares
Shares sold	1,070,526	24,663,025	1,417,655	31,533,907
Reinvestment of dividends and distributions	46,123	1,196,388	34,353	804,537
Shares repurchased	(534,430)	(13,389,297)	(1,018,053)	(24,628,758)

	582,219	12,470,116	433,955	7,709,686

Service Shares
Shares sold	2,408	58,378	16,758	408,085
Reinvestment of dividends and distributions	132	3,387	261	6,032
Shares repurchased	(22,272)	(552,906)	(21,042)	(491,521)

	(19,732)	(491,141)	(4,023)	(77,404)

NET INCREASE (DECREASE)	360,660	$5,287,333	(1,467,202)	$(37,172,061)

(a)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS
Notes to Financial Statements (continued)
February 29, 2008 (Unaudited)
9. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Small Cap

	For the Six Months Ended		For the Year Ended
	February 29, 2008		August 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	272,244	$5,720,930	1,213,030	$24,798,542
Reinvestment of dividends and distributions	91,506	1,894,930	48,304	954,485
Shares converted from Class B(a)	10,712	224,486	8,335	168,363
Shares repurchased	(2,076,031)	(41,345,534)	(1,734,914)	(36,081,693)

	(1,701,569)	(33,505,188)	(465,245)	(10,160,303)

Class B Shares
Shares sold	10,636	214,643	56,603	1,167,368
Reinvestment of dividends and distributions	3,268	65,320	—	—
Shares converted to Class A(a)	(11,136)	(224,486)	(8,633)	(168,363)
Shares repurchased	(35,096)	(670,040)	(88,464)	(1,764,602)

	(32,328)	(614,563)	(40,494)	(765,597)

Class C Shares
Shares sold	14,897	292,531	89,439	1,829,327
Reinvestment of dividends and distributions	5,283	104,912	1,129	21,477
Shares repurchased	(119,775)	(2,388,340)	(140,073)	(2,699,842)

	(99,595)	(1,990,897)	(49,505)	(849,038)

Institutional Shares
Shares sold	1,012,473	21,119,610	871,140	18,793,096
Reinvestment of dividends and distributions	108,679	2,331,025	40,435	825,674
Shares repurchased	(2,196,195)	(46,035,744)	(1,317,899)	(29,480,327)

	(1,075,043)	(22,585,109)	(406,324)	(9,861,557)

Service Shares
Shares sold	8,087	165,344	32,794	705,011
Reinvestment of dividends and distributions	1,309	26,965	413	8,133
Shares repurchased	(18,940)	(371,210)	(16,979)	(362,935)

	(9,544)	(178,901)	16,228	350,209

NET DECREASE	(2,918,079)	$(58,874,658)	(945,340)	$(21,286,286)

(a)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

9. SUMMARY OF SHARE TRANSACTIONS (continued)

	Japanese Equity

	For the Six Months Ended		For the Year Ended
	February 29, 2008		August 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	116,846	$1,337,374	940,599	$11,396,923
Shares converted from Class B(a)	6,276	72,702	22,904	278,135
Shares repurchased	(1,262,011)	(14,565,139)	(2,099,242)	(24,995,680)

	(1,138,889)	(13,155,063)	(1,135,739)	(13,320,622)

Class B Shares
Shares sold	4,574	49,000	27,028	305,383
Shares converted to Class A(a)	(6,607)	(72,702)	(23,985)	(278,135)
Shares repurchased	(47,753)	(504,077)	(93,714)	(1,066,888)

	(49,786)	(527,779)	(90,671)	(1,039,640)

Class C Shares
Shares sold	18,953	205,588	128,178	1,456,013
Shares repurchased	(61,661)	(670,258)	(174,005)	(1,973,222)

	(42,708)	(464,670)	(45,827)	(517,209)

Institutional Shares
Shares sold	341,682	4,203,077	257,637	3,141,209
Reinvestment of dividends and distributions	—	—	901	11,152
Shares repurchased	(652,060)	(7,581,873)	(400,072)	(4,964,912)

	(310,378)	(3,378,796)	(141,534)	(1,812,551)

Service Shares
Shares sold	—	—	5,759	70,654
Shares repurchased	—	—	(26,029)	(311,058)

	—	—	(20,270)	(240,404)

NET DECREASE	(1,541,761)	$(17,526,308)	(1,434,041)	$(16,930,426)

(a)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS ASIA EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	(loss)(a)	gain	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)

2008 - A	$22.13	$(0.03)	$0.37	$0.34	$(0.15)	$(0.93)	$(1.08)
2008 - B	21.13	(0.11)	0.35	0.24	(0.07)	(0.93)	(1.00)
2008 - C	21.01	(0.12)	0.36	0.24	(0.10)	(0.93)	(1.03)
2008 - Institutional	23.31	0.02	0.39	0.41	(0.21)	(0.93)	(1.14)

FOR THE YEARS ENDED AUGUST 31,

2007 - A	15.60	0.08	6.53	6.61	(0.08)	—	—
2007 - B	14.94	(0.07)	6.26	6.19	—	—	—
2007 - C	14.85	(0.06)	6.22	6.16	—	—	—
2007 - Institutional	16.42	0.17	6.86	7.03	(0.14)	—	—

2006 - A	13.38	0.10	2.28	2.38	(0.16)	—	—
2006 - B	12.85	(0.05)	2.22	2.17	(0.08)	—	—
2006 - C	12.79	(0.01)	2.17	2.16	(0.10)	—	—
2006 - Institutional	14.05	0.15	2.40	2.55	(0.18)	—	—

2005 - A	10.47	0.16	2.82	2.98	(0.07)	—	—
2005 - B	10.08	0.04	2.74	2.78	(0.01)	—	—
2005 - C	10.03	0.06	2.71	2.77	(0.01)	—	—
2005 - Institutional	11.00	0.23	2.95	3.18	(0.13)	—	—

2004 - A	9.37	0.06	1.11	1.17	(0.07)	—	—
2004 - B	9.04	0.01	1.06	1.07	(0.03)	—	—
2004 - C	9.00	0.01	1.06	1.07	(0.04)	—	—
2004 - Institutional	9.82	0.20	1.09	1.29	(0.11)	—	—

2003 - A	8.65	0.07	0.65	0.72	—	—	—
2003 - B	8.39	0.02	0.63	0.65	—	—	—
2003 - C	8.37	0.03	0.60	0.63	—	—	—
2003 - Institutional	8.97	0.21	0.64	0.85	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$21.39	0.92%	$116,295	1.60	%(c)	(0.23	)%(c)	1.78	%(c)	(0.41	)%(c)	25%
20.37	0.47	3,893	2.35	(c)	(1.02	)(c)	2.53	(c)	(1.20	)(c)	25
20.22	0.51	7,269	2.35	(c)	(1.05	)(c)	2.53	(c)	(1.23	)(c)	25
22.58	1.05	76,010	1.20	(c)	0.15	(c)	1.38	(c)	(0.03	)(c)	25

22.13	42.55	128,224	1.61		0.42		1.81		0.22		131
21.13	41.50	3,315	2.36		(0.38)		2.56		(0.58)		131
21.01	41.48	6,314	2.36		(0.32)		2.56		(0.52)		131
23.31	43.12	73,474	1.21		0.88		1.41		0.68		131

15.60	17.77	93,917	1.60		0.63		1.87		0.36		162
14.94	16.93	3,430	2.35		(0.36)		2.62		(0.63)		162
14.85	16.94	3,790	2.35		(0.06)		2.62		(0.33)		162
16.42	18.29	42,674	1.20		0.97		1.47		0.70		162

13.38	28.64	59,572	1.60		1.25		1.99		0.86		66
12.85	27.63	5,124	2.35		0.38		2.74		(0.01)		66
12.79	27.60	2,090	2.35		0.48		2.74		0.09		66
14.05	29.06	33,833	1.20		1.74		1.59		1.35		66

10.47	12.53	38,943	1.79		0.62		2.40		0.01		105
10.08	11.85	4,096	2.35		0.08		2.96		(0.53)		105
10.03	11.89	1,582	2.35		0.06		2.96		(0.55)		105
11.00	13.21	21,475	1.20		1.74		1.81		1.13		105

9.37	8.20	35,070	1.89		0.87		3.34		(0.58)		224
9.04	7.62	3,185	2.39		0.32		3.84		(1.13)		224
9.00	7.53	1,215	2.39		0.38		3.84		(1.07)		224
9.82	9.35	3,161	1.24		2.65		2.69		1.20		224

The accompanying notes are an integral part of these financial statements. 49

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset	Net			to shareholders
	value,	investment	Net realized	Total from	from net
	beginning	income	and unrealized	investment	investment
Year - Share Class	of period	(loss)(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)

2008 - A	$24.04	$(0.01)	$(1.66)	$(1.67)	$(0.28)
2008 - B	23.19	(0.10)	(1.63)	(1.73)	(0.03)
2008 - C	22.68	(0.09)	(1.58)	(1.67)	(0.12)
2008 - Institutional	24.61	0.04	(1.69)	(1.65)	(0.38)
2008 - Service	24.17	(0.03)	(1.68)	(1.71)	(0.19)

FOR THE YEARS ENDED AUGUST 31,

2007 - A	21.05	0.24	2.91	3.15	(0.16)
2007 - B	20.32	0.05	2.82	2.87	—
2007 - C	19.90	0.10	2.71	2.81	(0.03)
2007 - Institutional	21.53	0.34	2.97	3.31	(0.23)
2007 - Service	21.19	0.20	2.95	3.15	(0.17)

2006 - A	17.78	0.23	3.19	3.42	(0.15)
2006 - B	17.16	0.05	3.11	3.16	—
2006 - C	16.84	0.07	3.03	3.10	(0.04)
2006 - Institutional	18.19	0.31	3.25	3.56	(0.22)
2006 - Service	17.91	0.27	3.13	3.40	(0.12)

2005 - A	14.73	0.09	3.30	3.39	(0.34)
2005 - B	14.26	(0.04)	3.20	3.16	(0.26)
2005 - C	14.03	(0.03)	3.13	3.10	(0.29)
2005 - Institutional	15.05	0.14	3.41	3.55	(0.41)
2005 - Service	14.82	0.06	3.34	3.40	(0.31)

2004 - A	13.41	0.03	1.95	1.98	(0.66)
2004 - B	13.02	(0.06)	1.90	1.84	(0.60)
2004 - C	12.83	(0.05)	1.86	1.81	(0.61)
2004 - Institutional	13.70	0.09	2.01	2.10	(0.75)
2004 - Service	13.38	0.02	1.96	1.98	(0.54)

2003 - A	12.97	0.03	0.56	0.59	(0.15)
2003 - B	12.61	(0.02)	0.53	0.51	(0.10)
2003 - C	12.46	(0.01)	0.51	0.50	(0.13)
2003 - Institutional	13.32	0.10	0.58	0.68	(0.30)
2003 - Service	13.00	0.06	0.55	0.61	(0.23)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of net				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$22.09	(7.11)%	$367,619	1.54	%(c)	(0.07	)%(c)	1.58	%(c)	(0.11	)%(c)	100%
21.43	(7.49)	9,508	2.29	(c)	(0.85	)(c)	2.33	(c)	(0.89	)(c)	100
20.89	(7.45)	25,515	2.29	(c)	(0.83	)(c)	2.33	(c)	(0.87	)(c)	100
22.58	(6.91)	127,101	1.14	(c)	0.34	(c)	1.18	(c)	0.30	(c)	100
22.27	(7.17)	838	1.64	(c)	(0.21	)(c)	1.68	(c)	(0.25	)(c)	100

24.04	15.03	400,976	1.55		1.02		1.55		1.02		97
23.19	14.12	12,534	2.30		0.22		2.30		0.22		97
22.68	14.12	29,244	2.30		0.43		2.30		0.43		97
24.61	15.45	124,229	1.15		1.40		1.15		1.40		97
24.17	14.90	1,386	1.65		0.84		1.65		0.84		97

21.05	19.26	390,054	1.54		1.15		1.58		1.11		59
20.32	18.41	14,576	2.29		0.24		2.33		0.20		59
19.90	18.44	22,982	2.29		0.40		2.33		0.36		59
21.53	19.72	99,325	1.14		1.54		1.18		1.50		59
21.19	19.10	1,301	1.64		1.37		1.68		1.33		59

17.78	23.26	308,447	1.54		0.53		1.60		0.47		49
17.16	22.36	16,554	2.29		(0.27)		2.35		(0.33)		49
16.84	22.31	17,770	2.29		(0.21)		2.35		(0.27)		49
18.19	23.84	62,486	1.14		0.83		1.20		0.77		49
17.91	23.17	426	1.64		0.39		1.70		0.33		49

14.73	14.88	301,190	1.74		0.17		1.81		0.10		78
14.26	14.23	23,515	2.29		(0.39)		2.36		(0.46)		78
14.03	14.26	15,643	2.29		(0.36)		2.36		(0.43)		78
15.05	15.53	72,823	1.14		0.63		1.21		0.56		78
14.82	14.90	542	1.64		0.12		1.71		0.05		78

13.41	4.69	313,197	1.80		0.29		1.87		0.22		62
13.02	4.17	26,438	2.30		(0.18)		2.37		(0.25)		62
12.83	4.17	13,814	2.30		(0.12)		2.37		(0.19)		62
13.70	5.39	196,494	1.15		0.82		1.22		0.75		62
13.38	4.93	1,270	1.65		0.52		1.72		0.45		62

The accompanying notes are an integral part of these financial statements. 51

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset	Net			to shareholders
	value,	investment	Net realized	Total from	from net
	beginning	income	and unrealized	investment	investment
Year - Share Class	of period	(loss)(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)

2008 - A	$21.18	$(0.01)	$(2.84)	$(2.85)	$(0.51)
2008 - B	20.41	(0.09)	(2.74)	(2.83)	(0.35)
2008 - C	20.27	(0.09)	(2.72)	(2.81)	(0.35)
2008 - Institutional	21.94	0.03	(2.92)	(2.89)	(0.63)
2008 - Service	21.10	(0.03)	(2.81)	(2.84)	(0.54)
FOR THE YEARS ENDED AUGUST 31,

2007 - A	18.16	— (c)	3.21	3.21	(0.19)
2007 - B	17.47	(0.15)	3.09	2.94	—
2007 - C	17.40	(0.15)	3.08	2.93	(0.06)
2007 - Institutional	18.79	0.08	3.33	3.41	(0.26)
2007 - Service	18.13	(0.01)	3.18	3.17	(0.20)

2006 - A	15.83	0.02	2.41	2.43	(0.10)
2006 - B	15.25	(0.13)	2.35	2.22	—
2006 - C	15.19	(0.11)	2.32	2.21	—
2006 - Institutional	16.35	0.09	2.48	2.57	(0.13)
2006 - Service	15.80	0.02	2.39	2.41	(0.08)

2005 - A	12.00	0.03	3.88	3.91	(0.08)
2005 - B	11.65	(0.09)	3.76	3.67	(0.07)
2005 - C	11.64	(0.09)	3.75	3.66	(0.11)
2005 - Institutional	12.43	0.08	4.02	4.10	(0.18)
2005 - Service	12.06	0.01	3.89	3.90	(0.16)

2004 - A	9.22	0.08	2.71	2.79	(0.01)
2004 - B	8.99	0.02	2.65	2.67	(0.01)
2004 - C	8.98	(0.01)	2.67	2.66	—
2004 - Institutional	9.55	0.13	2.83	2.96	(0.08)
2004 - Service	9.29	0.09	2.73	2.82	(0.05)

2003 - A	7.96	— (c)	1.26	1.26	—
2003 - B	7.81	(0.03)	1.21	1.18	—
2003 - C	7.80	(0.03)	1.21	1.18	—
2003 - Institutional	8.20	0.06	1.29	1.35	—
2003 - Service	8.01	0.03	1.25	1.28	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$17.82	(13.83)%	$58,395	1.64	% (d)	(0.14	)%(d)	1.78	% (d)	(0.28	)%(d)	40%
17.23	(14.14)	3,297	2.39	(d)	(0.94	)(d)	2.53	(d)	(1.08	)(d)	40
17.11	(14.12)	5,625	2.39	(d)	(0.92	)(d)	2.53	(d)	(1.06	)(d)	40
18.42	(13.63)	63,365	1.24	(d)	0.29	(d)	1.38	(d)	0.15	(d)	40
17.72	(13.82)	852	1.74	(d)	(0.28	)(d)	1.88	(d)	(0.42	)(d)	40

21.18	17.73	105,435	1.65		(0.01)		1.77		(0.13)		88
20.41	16.83	4,566	2.40		(0.74)		2.52		(0.86)		88
20.27	16.85	8,681	2.40		(0.77)		2.52		(0.89)		88
21.94	18.23	99,069	1.25		0.39		1.37		0.27		88
21.10	17.56	1,215	1.75		(0.06)		1.87		(0.18)		88

18.16	15.39	98,861	1.64		0.10		1.79		(0.05)		60
17.47	14.56	4,615	2.39		(0.73)		2.54		(0.88)		60
17.40	14.55	8,314	2.39		(0.66)		2.54		(0.81)		60
18.79	15.79	92,505	1.24		0.48		1.39		0.33		60
18.13	15.29	750	1.74		0.10		1.89		(0.05)		60

15.83	32.70	64,169	1.64		0.17		1.95		(0.14)		67
15.25	31.63	4,885	2.39		(0.64)		2.70		(0.95)		67
15.19	31.65	8,445	2.39		(0.63)		2.70		(0.94)		67
16.35	33.27	66,670	1.24		0.52		1.55		0.21		67
15.80	32.54	217	1.74		0.06		2.05		(0.25)		67

12.00	30.33	24,420	1.85		0.70		2.43		0.12		99
11.65	29.66	3,362	2.39		0.17		2.97		(0.41)		99
11.64	29.62	5,918	2.39		(0.05)		2.97		(0.63)		99
12.43	31.07	37,898	1.24		1.12		1.82		0.54		99
12.06	30.38	213	1.74		0.73		2.32		0.15		99

9.22	15.83	29,846	1.91		0.02		2.66		(0.73)		87
8.99	15.11	1,285	2.41		(0.38)		3.16		(1.13)		87
8.98	15.13	1,653	2.41		(0.44)		3.16		(1.19)		87
9.55	16.46	28,721	1.26		0.83		2.01		0.08		87
9.29	15.98	56	1.76		0.34		2.51		(0.41)		87

The accompanying notes are an integral part of these financial statements. 53

GOLDMAN SACHS JAPANESE EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	loss(a)	gain (loss)	operations	income

FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)

2008 - A	$11.82	$— (c)	$(0.96)	$(0.96)	$—
2008 - B	11.24	(0.05)	(0.90)	(0.95)	—
2008 - C	11.21	(0.05)	(0.89)	(0.94)	—
2008 - Institutional	12.31	— (c)	(0.95)	(0.95)	—
2008 - Service	11.94	(0.02)	(0.95)	(0.97)	—
FOR THE YEARS ENDED AUGUST 31,

2007 - A	11.65	(0.05)	0.22	0.17	—
2007 - B	11.17	(0.13)	0.20	0.07	—
2007 - C	11.14	(0.13)	0.20	0.07	—
2007 - Institutional	12.10	(0.01)	0.23	0.22	(0.01)
2007 - Service	11.80	(0.03)	0.17	0.14	—

2006 - A	9.58	(0.06)	2.21	2.15	(0.08)
2006 - B	9.21	(0.14)	2.13	1.99	(0.03)
2006 - C	9.19	(0.15)	2.14	1.99	(0.04)
2006 - Institutional	9.93	(0.02)	2.31	2.29	(0.12)
2006 - Service	9.73	(0.07)	2.24	2.17	(0.10)

2005 - A	8.61	(0.04)	1.01	0.97	—
2005 - B	8.34	(0.10)	0.97	0.87	—
2005 - C	8.32	(0.10)	0.97	0.87	—
2005 - Institutional	8.89	— (c)	1.04	1.04	—
2005 - Service	8.75	(0.05)	1.03	0.98	—

2004 - A	7.39	(0.08)	1.31	1.23	(0.01)
2004 - B	7.19	(0.13)	1.28	1.15	—
2004 - C	7.18	(0.13)	1.27	1.14	—
2004 - Institutional	7.62	(0.03)	1.34	1.31	(0.04)
2004 - Service	7.47	(0.04)	1.33	1.29	(0.01)

2003 - A	7.70	(0.06)	(0.25)	(0.31)	—
2003 - B	7.55	(0.09)	(0.27)	(0.36)	—
2003 - C	7.53	(0.09)	(0.26)	(0.35)	—
2003 - Institutional	7.90	(0.02)	(0.26)	(0.28)	—
2003 - Service	7.77	(0.04)	(0.26)	(0.30)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
(e)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately 0.03% of average net assets.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss) to		total expenses		loss to		Portfolio
value, end	Total	period	to average		average net		to average		average		turnover
of period	return(b)	(in 000s)	net assets		assets		net assets		net assets		rate

$10.86	(8.04)%	$13,262	1.55	%(d)	0.02	%(d)	2.27	% (d)	(0.70	)%(d)	47%
10.29	(8.36)	1,129	2.30	(d)	(0.90	)(d)	3.02	(d)	(1.62	)(d)	47
10.27	(8.39)	4,113	2.30	(d)	(0.93	)(d)	3.02	(d)	(1.65	)(d)	47
11.36	(7.88)	8,552	1.15	(d)	(0.02	)(d)	1.87	(d)	(0.74	)(d)	47
10.97	(8.12)	2	1.65	(d)	(0.31	)(d)	2.37	(d)	(1.03	)(d)	47

11.82	1.46	27,891	1.58	(e)	(0.40	)(e)	2.03	(e)	(0.85	) (e)	88
11.24	0.63	1,793	2.33	(e)	(1.16	)(e)	2.78	(e)	(1.61	) (e)	88
11.21	0.63	4,970	2.33	(e)	(1.18	)(e)	2.78	(e)	(1.63	) (e)	88
12.31	1.81	13,085	1.18	(e)	(0.06	)(e)	1.63	(e)	(0.51	) (e)	88
11.94	1.19	2	1.68	(e)	(0.22	)(e)	2.13	(e)	(0.67	)(e)	88

11.65	22.45	40,735	1.55		(0.52)		1.93		(0.90)		73
11.17	21.58	2,795	2.30		(1.29)		2.68		(1.67)		73
11.14	21.62	5,447	2.30		(1.34)		2.68		(1.72)		73
12.10	23.08	14,571	1.15		(0.17)		1.53		(0.55)		73
11.80	22.39	241	1.65		(0.59)		2.03		(0.97)		73

9.58	11.27	38,443	1.55		(0.46)		2.11		(1.02)		82
9.21	10.43	1,797	2.30		(1.20)		2.86		(1.76)		82
9.19	10.46	1,711	2.30		(1.21)		2.86		(1.77)		82
9.93	11.70	7,018	1.15		(0.04)		1.71		(0.60)		82
9.73	11.20	2	1.65		(0.48)		2.21		(1.04)		82

8.61	16.58	38,544	1.73		(0.92)		2.34		(1.53)		111
8.34	15.99	1,969	2.30		(1.57)		2.91		(2.18)		111
8.32	15.88	1,650	2.30		(1.55)		2.91		(2.16)		111
8.89	17.32	12,588	1.15		(0.28)		1.76		(0.89)		111
8.75	17.27	2	1.65		(0.47)		2.26		(1.08)		111

7.39	(4.03)	19,088	1.84		(0.91)		3.15		(2.22)		115
7.19	(4.77)	1,556	2.34		(1.40)		3.65		(2.71)		115
7.18	(4.65)	1,784	2.34		(1.40)		3.65		(2.71)		115
7.62	(3.54)	5,057	1.19		(0.34)		2.50		(1.65)		115
7.47	(3.86)	1	1.69		(0.54)		3.00		(1.85)		115

The accompanying notes are an integral part of these financial statements. 55

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended February 29, 2008
          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C , Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2007 through February 29, 2008.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Asia Equity Fund				Concentrated International Equity Fund				International Small Cap Fund				Japanese Equity Fund

				Expenses				Expenses				Expenses				Expenses
				Paid for				Paid for				Paid for				Paid for
	Beginning	Ending		the	Beginning	Ending		the	Beginning	Ending		the	Beginning	Ending		the
	Account	Account		6 month	Account	Account		6 months	Account	Account		6 month	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended
Share Class	9/1/07	2/29/08		2/29/08*	9/1/07	2/29/08		2/29/08*	9/1/07	2/29/08		2/29/08*	9/1/07	2/29/08		2/29/08*

Class A
Actual	$1,000	$1,009.20		$7.99	$1,000	$928.90		$7.39	$1,000	$861.70		$7.64	$1,000	$919.60		$7.45
Hypothetical 5% return	1,000	1,016.91	+	8.02	1,000	1,017.21	+	7.72	1,000	1,016.66	+	8.27	1,000	1,017.11	+	7.82

Class B
Actual	1,000	1,004.70		11.71	1,000	925.10		10.96	1,000	858.60		11.09	1,000	916.40		11.01
Hypothetical 5% return	1,000	1,013.18	+	11.76	1,000	1,013.48	+	11.46	1,000	1,012.93	+	12.01	1,000	1,013.38	+	11.56

Class C
Actual	1,000	1,005.10		11.72	1,000	925.50		10.96	1,000	858.80		11.09	1,000	916.10		11.01
Hypothetical 5% return	1,000	1,013.18	+	11.76	1,000	1,013.48	+	11.46	1,000	1,012.93	+	12.01	1,000	1,013.38	+	11.56

Institutional
Actual	1,000	1,010.50		6.00	1,000	930.90		5.47	1,000	863.70		5.75	1,000	921.20		5.54
Hypothetical 5% return	1,000	1,018.90	+	6.02	1,000	1,019.19	+	5.72	1,000	1,018.70	+	6.22	1,000	1,019.10	+	5.82

Service
Actual					1,000	928.30		7.86	1,000	861.80		8.10	1,000	918.80		7.92
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,016.71	+	8.22	1,000	1,016.16	+	8.77	1,000	1,016.61	+	8.32

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 29, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Asia Equity	1.60%	2.35%	2.35%	1.20%	—
Concentrated International Equity	1.54	2.29	2.29	1.14	1.64%
International Small Cap	1.64	2.39	2.39	1.24	1.74
Japanese Equity	1.55	2.30	2.30	1.15	1.65

+	Hypothetical expenses are based on each Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $809.2 billion in assets under management as of December 31, 2007 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1] Fixed Income
▪  Enhanced Income Fund
▪  Ultra-Short Duration Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California AMT-Free Municipal Fund[2] ▪  New York AMT-Free Municipal Fund[2] ▪  Municipal Income Fund
▪  Government Income Fund
▪  Inflation Protected Securities Fund
▪  U.S. Mortgages Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪  Emerging Markets Debt Fund
▪ Local Emerging Markets Debt Fund	Domestic Equity
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  All Cap Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪  Structured Small Cap Value Fund
▪  Structured Small Cap Growth Fund
▪  Small Cap Value Fund

Asset Allocation[3] ▪  Asset Allocation Portfolios
▪  Income Strategies Portfolio
▪  Satellite Strategies Portfolio

Retirement Strategies[3]	International Equity
▪  Structured International Equity Fund
▪  Structured International Equity Flex Fund
▪  Strategic International Equity Fund
▪  Concentrated International Equity Fund
▪  Japanese Equity Fund
▪  Structured International Small Cap Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Structured Emerging Markets Equity Fund
▪  Emerging Markets Equity Fund
▪  Concentrated Emerging Markets Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Specialty[3] ▪  U.S. Equity Dividend and Premium Fund
▪  International Equity Dividend and Premium Fund
▪  Structured Tax-Managed Equity Fund
▪  Structured International Tax-Managed Equity Fund
▪  Real Estate Securities Fund
▪  International Real Estate Securities Fund
▪  Tollkeeper FundSM
▪ Commodity Strategy Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective June 1, 2007, the California Intermediate AMT-Free Municipal Fund was renamed the California AMT-Free Municipal Fund and the New York Intermediate AMT-Free Municipal Fund was renamed the New York AMT-Free Municipal Fund.

[3]	Individual Funds within the Asset Allocation, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation, Retirement Strategies or Specialty category.
  The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary
GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
Goldman Sachs Asset Management, L.P., 32 Old Slip, 32nd Floor, New York, New York 10005
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Asia Equity, Concentrated International Equity, International Small Cap and Japanese Equity Funds may participate in the Initial Public Offering (IPO) market, and a portion of the Funds’ returns consequently may be attributable to their investment in IPOs. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. When a fund’s asset base is small, IPOs may have a magnified impact on the fund’s performance. As a fund’s assets grow, it is probable that the effect of the fund’s investment in IPOs on its total returns may not be as significant, which could reduce the fund’s performance.
The Asia Equity, Concentrated International Equity, International Small Cap and Japanese Equity Funds may invest in securities of issuers in countries with emerging markets or economies. Emerging markets securities are volatile, less liquid and are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Funds may be unable to sell certain of their portfolio securities without a substantial drop in price, if at all.
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.
Copyright 2008 Goldman, Sachs & Co. All rights reserved. 08-6953 INTLSAR / 35.8K/04-08

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Trust's Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant's Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 8, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	May 8, 2008